UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23715

Oaktree Diversified Income Fund Inc.
(Exact name of registrant as specified in charter)

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

(Name and address of agent for service)

(855) 777-8001

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

(a)

2022

SEMI-ANNUAL REPORT

JUNE 30, 2022

Oaktree Diversified Income Fund Inc.

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Oaktree Fund Advisors, LLC (the "Adviser" or "Oaktree") is an investment adviser registered with the SEC and is also an affiliate and related adviser of Oaktree Capital Management, L.P., an investment adviser registered with the SEC. Oaktree serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments. Oaktree manages assets across a wide range of investment strategies within four asset classes: Credit, Private Equity, Real Assets, and Listed Equities. As of June 30, 2022, Oaktree had $159 billion in assets under management. Brookfield Public Securities Group LLC ("PSG") serves as the Administrator to the Fund. PSG is a wholly owned subsidiary of Brookfield Asset Management ("Brookfield"), a leading global alternative asset manager with over $750 billion of assets under management as of June 30, 2022. In 2019, Brookfield acquired a majority interest in Oaktree.

Oaktree Diversified Income Fund Inc. (the "Fund") is managed by Oaktree Fund Advisors, LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/products/us-interval-funds/oaktree-diversified-income-fund?id=192692

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
Fund Performance	2
Portfolio Characteristics	4
Consolidated Schedule of Investments	5
Consolidated Statement of Assets and Liabilities	25
Consolidated Statement of Operations	26
Consolidated Statements of Changes in Net Assets	27
Consolidated Statement of Cash Flows	28
Consolidated Financial Highlights	29
Notes to Consolidated Financial Statements	30
Additional Information Regarding the Fund	44
Dividend Reinvestment Plan	54
Joint Notice of Privacy Policy	55

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Semi-Annual Report for Oaktree Diversified Income Fund Inc. (the "Fund") for the six-month period ended June 30, 2022.

Consistent with the broader markets, almost all liquid credit markets have experienced considerable mark-to-market volatility in the first half of 2022, primarily due to widespread monetary policy tightening. More than 60 central banks have increased interest rates as of June 30, 2022. During the second quarter, global equity and credit markets were particularly volatile, as investors grappled with (a) multi-decade-high inflation and central banks' aforementioned efforts to combat it; (b) the slowdown in global growth and mounting recession fears; and (c) ongoing geopolitical tensions. Interest rates were also volatile throughout the period but ended the quarter higher: the yields on the 2- and 10-year U.S. Treasury notes increased by 62 bps and 68 bps, respectively. While rising interest rates negatively impacted most asset classes in the second quarter, tighter monetary policy helped floating-rate assets outperform their fixed-rate counterparts as well as equities. During this period, senior loans returned -4.7%, while high yield bonds, investment grade bonds, and U.S. large cap equities were down by 10.1%, 6.4%, and 16.1%, respectively.

Against this backdrop of elevated market volatility, rising interest rates and concerns over slowing growth, the Fund experienced meaningful mark-to-market volatility. All liquid credit strategies detracted from the portfolio's performance, while private credit was the sole bright spot. We have taken advantage of recent mark-to-market weakness to make opportunistic investments at attractive prices and believe the relative performance of the Fund highlights the diversification benefits of a multi-asset credit portfolio. The current investment landscape is defined by economic conditions and policy uncertainties not seen since the late 1970s; and as a result, we have positioned the portfolio defensively.

In addition to performance information, this report provides the Fund's unaudited consolidated financial statements and consolidated schedule of investments as of June 30, 2022.

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information.

Thank you for your support.

Sincerely,

Brian F. Hurley	David W. Levi, CFA
President	Chief Executive Officer
Oaktree Diversified Income Fund Inc.	Brookfield Public Securities Group LLC

Past performance is no guarantee of future results.

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on June 30, 2022 and subject to change based on subsequent developments.

Investing involves risk. Principal loss is possible. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.

Quasar Distributors, LLC is the distributor of Oaktree Diversified Income Fund Inc.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Fund Performance (Unaudited)

AGGREGATE TOTAL RETURNS†

As of June 30, 2022	Six Months	Since Inception*
Class D Shares	-10.07%	-10.40%
S&P/LSTA Leveraged Loan Index	-5.48%	-5.17%

†  Returns for less than one year are not annualized.

*  Class D Shares commenced operations on November 1, 2021.

Disclosure

All returns shown in USD.

S&P/LSTA (Loans Syndications and Trading Association) Leveraged Loan Index tracks the largest leveraged-loan-to-market facilities, considering market weightings, spreads and interest payments.

An index does not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance includes the reinvestment of income, dividends and capital gain distributions. To obtain performance information current to the most recent month-end, please call 1-855-862-5873. Performance reflects management fees and other fund expenses.

An investor should consider the Fund's investment objectives, risks, charges and expenses carefully before investing.

The Fund is subject to investment risks, including the possible loss of principal invested. Investing involves risk, and principal loss is possible. The Adviser employs an active approach to allocation across multiple credit sectors, but there is no guarantee that such allocation techniques will produce the desired results. General interest rate fluctuations may have a substantial negative impact on the Fund's investments and investment opportunities, and, accordingly, may have a material adverse effect on the Fund's rate of return. The Fund may invest in foreign securities, including, but not limited to, risk related to exchange rate changes, political and economic upheaval, and relatively low market liquidity, all of which are magnified in emerging markets. The Fund intends to invest in illiquid investments which can face significant difficulties and delays associated with such transactions, and the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Investments in derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

High-yield debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Bank loans (including senior loans) are usually rated below investment grade, and the market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, restrictions on resale, and extended trade settlement periods. The Fund's investments in senior loans may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not invest in such securities. The Fund may invest in distressed securities of corporate issuers that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest or in significant risk of being in such default which is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its

OAKTREE DIVERSIFIED INCOME FUND INC.

Fund Performance (Unaudited)

investment. The Fund may invest in loans that may be "covenant-lite," generally loans that do not have financial maintenance covenants, which can cause the Fund to have fewer rights against a borrower and may have a greater risk of loss on such investments.

The Fund may invest in a variety of mortgage related and other asset-backed securities, which are subject to greater price volatility in relation to interest rate movements. Residential mortgage backed securities (RMBS) may be subject to prepayment risk, meaning that securities may be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. Commercial mortgage backed securities (CMBS) may be subject to extension risk, meaning that the value of CMBS may be adversely affected in rising interest rate environments when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. Investments in collateralized loan obligations (CLOs) carry additional risks including, but not limited to: 1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; 2) the quality of the collateral may decline in value or default; 3) the possibility that the Fund may invest in CLOs that are subordinate to other classes; and 4) the complex structure of the security may produce disputes with the issuer or unexpected investment results.

Short term performance in particular is not a good indication of the Fund's future performance and an investment should not be made based solely on returns.

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2022 and subject to change based on subsequent developments.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Portfolio Characteristics (Unaudited)

June 30, 2022

ASSETS BY SECTOR[1]
Corporate Credit
— Senior Loans	47.6%
— High Yield	19.6%
— Emerging Markets	6.4%
— Convertible Bonds	0.2%
Total Corporate Credit	73.8%
Securitized Credit
— CLOs	13.7%
— CMBS	9.0%
— RMBS	2.2%
Total Structured Credit	24.9%
Other	1.3%
Total	100.0%
ASSETS BY GEOGRAPHY[1]
North America	81.9%
Europe Ex UK	6.4%
UK	4.4%
Asia Ex Japan	4.1%
South America	3.1%
Africa	0.1%
Total	100.0%

1 Percentages are based on total market value of investments.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited)

June 30, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount (000s)(a)	Value(a)
SENIOR LOANS – 28.9% (b) (v)
Aerospace & Defense – 1.7%
AI Convoy Luxembourg Sarl, First Lien Tranche B Term Loan	LUX	3M EUR L + 3.50%	3.50%	01/18/27	€240	$232,017
Cobham Ultra US Company Borrower LLC, First Lien Tranche B Term Loan	USA	1M US L + 3.75%	5.27%	12/24/28	1,000	955,000
Vertex Aerospace Services Corp., First Lien Tranche B Term Loan	USA	1M US L + 4.00%	5.67%	12/06/28	748	712,125
WP CPP Holdings LLC, First Lien Tranche B Term Loan	USA	3M US L + 3.75%	4.99%	04/30/25	498	418,111
Total Aerospace & Defense						2,317,253
Airlines – 0.1%
Mileage Plus Holdings LLC, First Lien Tranche B Term Loan	USA	1M US L + 5.25%	7.31%	06/21/27	202	200,081
Beverages – 0.8%
Pegasus Bidco BV, First Lien Tranche B Term Loan	NLD	1M SOFR + 4.75%	5.85%	05/05/29	500	475,625
Triton Water Holdings, Inc., First Lien Tranche B Term Loan	USA	1M US L + 3.50%	5.75%	03/31/28	746	663,356
Total Beverages						1,138,981
Biotechnology – 0.2%
Curium Bidco Sarl, First Lien Tranche B Term Loan	LUX	3M US L + 4.00%	6.25%	12/02/27	249	237,530
Chemicals – 0.7%
INEOS Enterprises Holdings II Ltd., First Lien Tranche B Term Loan	GBR	3M EUR L + 3.25%	3.25%	08/28/26	€250	245,410
INEOS Finance PLC, First Lien Tranche B Term Loan	LUX	3M EUR L + 2.00%	2.50%	03/31/24	€249	250,017
INEOS Quattro, First Lien Tranche B Term Loan	GBR	3M EUR L + 2.75%	2.75%	01/29/26	€250	242,667
Timber Servicios Empresariales SA, First Lien Tranche B Term Loan	ESP	6M EUR L + 4.75%	4.75%	03/30/29	€300	270,372
Total Chemicals						1,008,466
Commercial Services & Supplies – 3.2%
Access CIG LLC, First Lien Term Loan	USA	3M US L + 3.75%	5.32%	02/27/25	992	939,656
Freshworld Holding III GMBH, First Lien Tranche B Term Loan (l)	DEU	1M EUR L + 3.50%	3.75%	10/02/26	€250	241,292
Allied Universal Holdco LLC, First Lien Tranche B Term Loan	USA	1M US L + 3.75%	5.42%	05/12/28	993	911,859
Broom Holdings Bidco Ltd., First Lien Tranche B Term Loan	IRL	1M EUR L + 3.75%	3.75%	08/24/28	€250	239,283
Filtration Group Corp., First Lien Tranche B Term Loan	USA	3M EUR L + 3.50%	3.50%	03/31/25	€249	239,816
Garda World Security Corp., First Lien Tranche B Term Loan	CAN	1M US L + 4.25%	5.90%	10/30/26	1,000	930,000
PECF USS Intermediate Holding III Corp., First Lien Tranche B Term Loan	USA	1M US L + 4.25%	5.92%	12/15/28	998	903,775
Total Commercial Services & Supplies						4,405,681

See Notes to Consolidated Financial Statements.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount (000s)(a)	Value(a)
SENIOR LOANS (continued)
Communications Equipment – 0.3%
Sorenson Communications LLC, First Lien Tranche B Term Loan	USA	1M US L + 5.50%	7.75%	03/17/26	486	$476,693
Construction & Engineering – 1.4%
ADB Companies LLC, First Lien Term Loan (f)	USA	1M US L + 6.25%	7.25%	12/18/25	1,324	1,302,466
Tiger Acquisition LLC, First Lien Tranche B Term Loan	USA	1M US L + 3.25%	4.92%	06/01/28	748	674,303
Total Construction & Engineering						1,976,769
Construction Materials – 0.3%
Hunter Douglas, Inc., First Lien Tranche B Term Loan	NLD	1M SOFR + 3.50%	4.84%	02/26/29	460	397,686
Consumer Finance – 0.3%
American Auto Auction Group LLC, Second Lien Term Loan	USA	3M SOFR + 8.75%	9.65%	12/27/28	483	468,510
Containers & Packaging – 1.0%
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan	USA	1M SOFR + 4.25%	5.88%	04/13/29	481	450,938
Proampac PG Borrower LLC, First Lien Tranche B Term Loan	USA	1M US L + 3.75%	5.26%	11/03/25	993	922,032
Total Containers & Packaging						1,372,970
Diversified Consumer Services – 1.9%
AI Aqua Merger Sub, Inc., First Lien Delay Draw Term Loan	USA	1M SOFR + 4.00%	5.51%	04/19/27	93	84,414
AI Aqua Merger Sub, Inc., First Lien Tranche B Term Loan	USA	1M SOFR + 4.00%	5.51%	07/30/28	407	371,421
Houghton Mifflin Harcourt Co., First Lien Tranche B Term Loan	USA	1M SOFR + 5.25%	6.88%	04/09/29	500	454,690
Obol France 3 SAS, First Lien Tranche B Term Loan	FRA	3M EUR L + 4.75%	4.30%	12/09/25	€250	223,019
PetVet Care Centers LLC, Second Lien Term Loan	USA	3M US L + 6.25%	7.92%	02/13/26	500	489,377
PetVet Care Centers LLC, First Lien Tranche B Term Loan	USA	1M US L + 3.50%	5.17%	02/14/25	496	469,296
Springer Nature Deutschland GmbH, First Lien Tranche B Term Loan	DEU	3M EUR L + 3.00%	3.25%	08/14/26	€250	240,811
Verisure Holding AB, First Lien Tranche B Term Loan	SWE	3M EUR L + 3.50%	3.47%	03/27/28	€250	237,951
Total Diversified Consumer Services						2,570,979
Diversified Financial Services – 0.9%
Apex Group Treasury LLC, First Lien Tranche B Term Loan	USA	1M US L + 3.75%	5.32%	07/27/28	750	712,500
Apex Group Treasury Ltd., First Lien Tranche B Term Loan	BMU	3M EUR L + 4.00%	4.00%	07/27/28	€250	244,632
Nexus Buyer LLC, Second Lien Term Loan	USA	1M US L + 6.25%	7.44%	11/01/29	376	354,380
Total Diversified Financial Services						1,311,512

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount (000s)(a)	Value(a)
SENIOR LOANS (continued)
Diversified Telecommunication Services – 0.5%
Altice France SA, First Lien Tranche B Term Loan	FRA	3M EUR L + 3.00%	3.00%	01/31/26	€238	$227,575
Intelsat Jackson Holdings SA, First Lien Tranche EXIT Term Loan	LUX	1M SOFR + 4.25%	4.92%	02/01/29	476	438,204
Total Diversified Telecommunication Services						665,779
Electronic Equipment, Instruments & Components – 0.7%
LTI Holdings, Inc., First Lien Tranche B Term Loan	USA	3M US L + 3.50%	5.17%	09/08/25	992	925,910
Energy Equipment & Services – 0.4%
Artera Services LLC, First Lien Term Loan	USA	1M US L + 3.50%	5.75%	03/06/25	744	592,366
Food & Staples Retailing – 0.2%
Bellis Acquisition Company PLC, First Lien Tranche B Term Loan	GBR	3M EUR L + 2.75%	2.75%	02/16/26	€250	226,915
Food Products – 0.6%
Shearer's Foods LLC, First Lien Tranche B Term Loan	USA	1M US L + 3.50%	5.17%	09/23/27	992	905,252
Health Care Equipment & Supplies – 0.2%
Auris Luxembourg III Sarl, First Lien Tranche B Term Loan	DNK	3M EUR L + 4.00%	4.00%	02/27/26	€250	235,790
Health Care Providers & Services – 0.9%
Baart Programs, Inc., First Lien Delay Draw Term Loan	USA	1M US L + 5.00%	6.00%	06/11/27	722	366,594
Baart Programs, Inc., Second Lien Delay Draw Term Loan	USA	1M US L + 8.50%	9.50%	06/11/28	1,246	385,512
HomeVi SASU, First Lien Tranche B Term Loan	FRA	3M EUR L + 4.00%	4.00%	10/31/26	€250	241,553
Nidda Healthcare Holding Gmb, First Lien Tranche F Term Loan	DEU	3M EUR L + 3.50%	3.50%	08/21/26	€250	234,890
Total Health Care Providers & Services						1,228,549
Health Care Technology – 2.0%
Azalea Topco, Inc., First Lien Tranche B Term Loan	USA	1M SOFR + 3.75%	4.90%	07/24/26	500	468,750
MedAssets Software Intermediate Holdings, Inc, Second Lien Term Loan	USA	1M US L + 6.75%	7.25%	12/17/29	2,082	1,863,390
Polaris Newco LL, First Lien Tranche B Term Loan	USA	1M US L + 4.00%	5.06%	06/02/28	318	294,770
Solera LL, First Lien Tranche B Term Loan	USA	3M EUR L + 4.00%	4.00%	06/02/28	€249	241,272
Total Health Care Technology						2,868,182

See Notes to Consolidated Financial Statements.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount (000s)(a)	Value(a)
SENIOR LOANS (continued)
Hotels, Restaurants & Leisure – 1.4%
Alterra Mountain Co., First Lien Tranche B Term Loan	USA	1M US L + 3.50%	5.17%	08/17/28	935	$891,557
Flynn Restaurant Group LP, First Lien Tranche B Term Loan	USA	1M US L + 4.25%	5.31%	12/01/28	998	932,912
Hurtigruten Group AS, First Lien Tranche B Term Loan	NOR	3M EUR L + 4.00%	4.00%	02/24/25	€200	154,049
Total Hotels, Restaurants & Leisure						1,978,518
Insurance – 0.7%
HUB International Ltd., First Lien Tranche B Term Loan	USA	1M US L + 3.25%	4.35%	04/25/25	992	943,893
Leisure Products – 0.3%
Gibson Brands, Inc., First Lien Term Loan	USA	1M US L + 5.00%	6.41%	08/11/28	398	340,290
Peloton Interactive, Inc., First Lien Term Loan	USA	1M SOFT + 6.50%	7.29%	05/17/27	149	142,389
Total Leisure Products						482,679
Machinery – 0.4%
Delachaux Group SA, First Lien Tranche B Term Loan	FRA	3M EUR L + 3.75%	3.75%	04/16/26	€239	229,468
Restaurant Technologies, Inc., First Lien Tranche B Term Loan	USA	1M SOFR + 4.25%	6.30%	04/02/29	349	335,743
Total Machinery						565,211
Media – 0.6%
Directv Financing LLC, First Lien Term Loan	USA	1M US L + 5.00%	6.67%	08/02/27	933	861,206
Metals & Mining – 1.1%
PMHC II, Inc., First Lien Term Loan	USA	3M SOFR + 4.25%	5.29%	04/23/29	750	657,814
SCIH Salt Holdings, Inc., First Lien Tranche B Term Loan	USA	1M US L + 4.00%	4.75%	03/16/27	918	822,645
Total Metals & Mining						1,480,459
Multiline Retail – 0.2%
Amer Sports Holding Oy, First Lien Tranche B Term Loan	FIN	3M EUR L + 4.25%	4.25%	03/30/26	€250	231,205
Oil, Gas & Consumable Fuels – 0.7%
Parkway Generation LLC, First Lien Tranche B Term Loan	USA	1M US L + 4.75%	6.42%	02/16/29	998	964,136
Personal Products – 0.2%
Olaplex, Inc., First Lien Tranche B Term Loan	USA	1M SOFR + 3.75%	4.80%	02/23/29	250	236,875
Pharmaceuticals – 0.2%
Antigua Bidco Ltd., First Lien Tranche B Term Loan	GBR	3M EUR L + 4.00%	4.00%	08/07/26	€250	245,221

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount (000s)(a)	Value(a)
SENIOR LOANS (continued)
Professional Services – 0.7%
DTI Holdco, Inc., First Lien Tranche B Term Loan	USA	1M SOFR + 4.75%	6.28%	04/26/29	500	$469,463
Element Materials Technology Group US Holdings, Inc., First Lien Delay Draw Term Loan	USA	1M SOFR + 4.25%	5.85%	04/12/29	500	481,095
Total Professional Services						950,558
Software – 3.2%
BYJU's Alpha, Inc., First Lien Tranche B Term Loan	IND	1M US L + 5.50%	6.25%	11/24/26	449	383,788
ION Corporate Solutions Finance Sarl, First Lien Tranche B Term Loan	LUX	3M EUR L + 3.75%	3.75%	03/13/28	€250	240,375
Ivanti Software, Inc., First Lien Tranche B Term Loan	USA	1M US L + 4.25%	5.85%	12/01/27	998	862,010
McAfee Corp., First Lien Tranche B Term Loan	USA	1M SOFR + 4.00%	5.15%	03/01/29	404	368,987
McAfee Corp., First Lien Tranche B Term Loan	USA	1M EUR L + 4.25%	4.25%	03/01/29	€250	239,885
Mitchell International, Inc., First Lien Tranche B Term Loan	USA	1M US L + 3.75%	5.35%	10/16/28	922	842,021
Sitel Group SA, First Lien Tranche B Term Loan	USA	3M EUR L + 3.75%	3.75%	08/28/28	€270	264,027
Skopima Consilio Parent LLC, First Lien Term Loan	USA	1M US L + 4.00%	5.67%	05/12/28	932	855,956
UKG, Inc., Second Lien Term Loan	USA	1M US L + 5.25%	6.21%	05/03/27	500	465,250
Total Software						4,522,299
Technology Hardware, Storage & Peripherals – 0.8%
Castle US Holding Corp., First Lien Tranche B Term Loan	USA	3M EUR L + 3.75%	3.75%	01/29/27	€249	230,031
Castle US Holding Corp., First Lien Tranche B Term Loan	USA	1M US L + 4.00%	5.12%	01/29/27	1,000	888,330
Total Technology Hardware, Storage & Peripherals						1,118,361
Transportation Infrastructure – 0.1%
Brown Group Holding LLC, First Lien Tranche B Term Loan	USA	1M SOFR + 3.75%	4.84%	06/30/29	190	182,795
TOTAL SENIOR LOANS (Cost $43,971,622)						40,295,270
CORPORATE BONDS – 29.8%
Aerospace & Defense – 0.6%
Bombardier, Inc. (e)	CAN		7.13%	06/15/26	240	198,648
Spirit AeroSystems, Inc. (e)	USA		7.50%	04/15/25	275	256,186
TransDigm, Inc.	USA		5.50%	11/15/27	360	306,608
TransDigm, Inc. (e)	USA		6.25%	03/15/26	95	91,868
Total Aerospace & Defense						853,310

See Notes to Consolidated Financial Statements.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount (000s)(a)	Value(a)
CORPORATE BONDS (continued)
Airlines – 0.7%
Azul Investments LLP (t)	BRA		7.25%	06/15/26	1,130	$776,566
Hawaiian Brand Intellectual Property Ltd. (e)	USA		5.75%	01/20/26	150	134,801
Total Airlines						911,367
Auto Components – 0.2%
Dana Financing Luxembourg Sarl (t)	USA		3.00%	07/15/29	€100	75,321
Grupo Antolin-Irausa SA (t)	ESP		3.38%	04/30/26	€100	78,327
Renk AG/Frankfurt am Main (t)	DEU		5.75%	07/15/25	€100	95,783
Total Auto Components						249,431
Beverages – 0.1%
Primo Water Holdings, Inc. (t)	CAN		3.88%	10/31/28	€100	85,087
Building Products – 0.1%
Standard Industries, Inc. (t)	USA		2.25%	11/21/26	€100	82,301
Chemicals – 1.3%
Braskem Idesa SAPI (t)	MEX		6.99%	02/20/32	800	619,876
Diamond BC BV (e)	USA		4.63%	10/01/29	245	196,266
EverArc Escrow Sarl (e)	USA		5.00%	10/30/29	225	189,691
INEOS Finance PLC (t)	LUX		2.88%	05/01/26	€100	91,772
INEOS Quattro Finance 1 PLC (t)	GBR		3.75%	07/15/26	€100	84,343
Nufarm Australia Ltd. (e)	AUS		5.00%	01/27/30	445	377,026
Olympus Water US Holding Corp. (e)	USA		4.25%	10/01/28	280	219,750
Olympus Water US Holding Corp. (e)	USA		6.25%	10/01/29	60	41,775
Total Chemicals						1,820,499
Commercial Services & Supplies – 1.8%
Allied Universal Holdco LLC (e)	USA		4.63%	06/01/28	405	335,187
GFL Environmental, Inc. (e)	CAN		4.75%	06/15/29	265	219,698
Hurricane Finance PLC (t)	GBR		8.00%	10/15/25	£100	119,533
Iron Mountain, Inc. (e)	USA		5.00%	07/15/28	435	386,083
LABL, Inc. (e)	USA		5.88%	11/01/28	445	360,139
Prime Security Services Borrower LLC (e)	USA		6.25%	01/15/28	485	407,049
TMS International Corp. (e)	USA		6.25%	04/15/29	330	240,279
WASH Multifamily Acquisition, Inc. (e)	USA		5.75%	04/15/26	430	406,008
Total Commercial Services & Supplies						2,473,976
Communications Equipment – 0.3%
CommScope Technologies LLC (e)	USA		6.00%	06/15/25	355	307,762
CommScope, Inc. (e)	USA		4.75%	09/01/29	75	60,713
CommScope, Inc. (e)	USA		6.00%	03/01/26	95	87,686
Total Communications Equipment						456,161
Construction & Engineering – 0.5%
Great Lakes Dredge & Dock Corp. (e)	USA		5.25%	06/01/29	340	294,672
Pike Corp. (e)	USA		5.50%	09/01/28	440	357,843
Total Construction & Engineering						652,515

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount (000s)(a)	Value(a)
CORPORATE BONDS (continued)
Construction Materials – 0.1%
Cemex SAB de CV (t) (v)	MEX	Fixed until 09/08/26, then 5 Year Treasury Note Rate + 4.53%	5.13%	Perpetual	200	$170,331
Consumer Finance – 0.1%
FirstCash, Inc. (e)	USA		5.63%	01/01/30	220	190,326
Containers & Packaging – 0.6%
ARD Finance SA (e) (h)	LUX		6.50%	06/30/27	260	193,279
Graham Packaging Company, Inc. (e)	USA		7.13%	08/15/28	285	229,104
Intelligent Packaging Limited Finco, Inc. (e)	CAN		6.00%	09/15/28	435	361,181
Trivium Packaging Finance BV (t)	NLD		3.75%	08/15/26	€100	96,543
Total Containers & Packaging						880,107
Diversified Consumer Services – 0.1%
AA Bond Company Ltd. (t)	GBR		6.50%	01/31/26	£100	112,801
Verisure Midholding AB (t)	SWE		5.25%	02/15/29	€100	80,154
Total Diversified Consumer Services						192,955
Diversified Telecommunication Services – 2.0%
Altice Financing SA (t)	LUX		3.00%	01/15/28	€100	78,534
Altice France SA (t)	FRA		4.13%	01/15/29	€100	79,519
Cogent Communications Group, Inc. (e)	USA		7.00%	06/15/27	210	201,448
Consolidated Communications, Inc. (e)	USA		6.50%	10/01/28	380	324,170
eircom Finance DAC (t)	IRL		3.50%	05/15/26	€100	89,076
Frontier Communications Holdings LLC (e)	USA		5.00%	05/01/28	290	247,155
Frontier Communications Holdings LLC (e)	USA		6.75%	05/01/29	155	127,916
Frontier Communications Holdings LLC (e)	USA		8.75%	05/15/30	255	258,314
Iliad Holding SASU (t)	FRA		5.63%	10/15/28	€200	179,211
Lorca Telecom Bondco SA (t)	ESP		4.00%	09/18/27	€100	87,882
Telecom Argentina SA (t)	ARG		8.00%	07/18/26	1,060	992,457
Ziggo Bond Company BV (t)	NLD		3.38%	02/28/30	€100	73,828
Total Diversified Telecommunication Services						2,739,510
Electric Utilities – 0.1%
Pampa Energia SA (t)	ARG		9.13%	04/15/29	150	120,973
Electrical Equipment – 0.3%
APX Group, Inc. (e)	USA		6.75%	02/15/27	425	394,696
Electronic Equipment, Instruments & Components – 0.1%
Centurion Bidco SpA (t)	ITA		5.88%	09/30/26	€100	91,994
Energy Equipment & Services – 0.2%
Precision Drilling Corp. (e)	CAN		7.13%	01/15/26	245	230,622
Entertainment – 0.1%
Banijay Entertainment SASU (t)	FRA		3.50%	03/01/25	€100	93,840

See Notes to Consolidated Financial Statements.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount (000s)(a)	Value(a)
CORPORATE BONDS (continued)
Equity Real Estate Investment Trusts (REITs) – 0.2%
American Finance Trust, Inc. (e)	USA		4.50%	09/30/28	395	$310,774
Food & Staples Retailing – 0.2%
Performance Food Group, Inc. (e)	USA		5.50%	10/15/27	335	310,712
Food Products – 0.3%
Post Holdings, Inc. (e)	USA		5.63%	01/15/28	430	409,083
Gas Utilities – 0.2%
CQP Holdco LP (e)	USA		5.50%	06/15/31	165	140,996
Suburban Propane Partners LP (e)	USA		5.00%	06/01/31	220	187,433
Total Gas Utilities						328,429
Health Care Equipment & Supplies – 0.2%
Mozart Debt Merger Sub, Inc. (e)	USA		5.25%	10/01/29	395	325,646
Health Care Providers & Services – 1.6%
Acadia Healthcare Company, Inc. (e)	USA		5.50%	07/01/28	215	201,203
Avantor Funding, Inc. (t)	USA		3.88%	07/15/28	€100	91,240
CAB Selas (t)	FRA		3.38%	02/01/28	€100	84,543
Chrome Bidco SASU (t)	FRA		3.50%	05/31/28	€100	86,241
CHS/Community Health Systems, Inc. (e)	USA		5.63%	03/15/27	335	284,447
MEDNAX, Inc. (e)	USA		5.38%	02/15/30	295	253,222
ModivCare Escrow Issuer, Inc. (e)	USA		5.00%	10/01/29	345	279,152
Nidda Healthcare Holding GmbH (t)	DEU		3.50%	09/30/24	€100	92,585
Radiology Partners, Inc. (e)	USA		9.25%	02/01/28	800	601,984
Tenet Healthcare Corp. (e)	USA		6.13%	10/01/28	285	244,778
Total Health Care Providers & Services						2,219,395
Health Care Technology – 0.1%
MPH Acquisition Holdings LLC (e)	USA		5.50%	09/01/28	160	142,852
Hotels, Restaurants & Leisure – 1.5%
Bloomin' Brands, Inc. (e)	USA		5.13%	04/15/29	220	186,992
Carnival Corp. (e)	USA		5.75%	03/01/27	490	355,598
Carnival Corp. (e)	USA		10.50%	06/01/30	80	66,020
Cirsa Finance International Sarl (t)	ESP		4.50%	03/15/27	€100	85,146
Everi Holdings, Inc. (e)	USA		5.00%	07/15/29	345	291,987
Fertitta Entertainment LLC (e)	USA		6.75%	01/15/30	160	123,261
Gamma Bidco SpA (t)	ITA		5.13%	07/15/25	€100	94,752
Grupo Posadas SAB de CV	MEX		4.00%	12/30/27	20	15,500
Hilton Grand Vacations Borrower Escrow LLC (e)	USA		5.00%	06/01/29	215	174,491
Legends Hospitality Holding Company LLC (e)	USA		5.00%	02/01/26	440	369,369
SeaWorld Parks & Entertainment, Inc. (e)	USA		5.25%	08/15/29	265	224,641
TUI Cruises GmbH (t)	DEU		6.50%	05/15/26	€100	74,060
Total Hotels, Restaurants & Leisure						2,061,817

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount (000s)(a)	Value(a)
CORPORATE BONDS (continued)
Household Durables – 0.4%
Shea Homes LP (e)	USA		4.75%	02/15/28	345	$277,636
Victoria PLC (t)	GBR		3.63%	08/24/26	€100	81,861
Weekley Homes LLC (e)	USA		4.88%	09/15/28	185	146,371
Total Household Durables						505,868
Household Products – 0.0%
Energizer Gamma Acquisition BV (t)	USA		3.50%	06/30/29	€100	75,030
Independent Power and Renewable Electricity Producers – 0.9%
Calpine Corp. (e)	USA		5.13%	03/15/28	350	308,961
Genneia SA (t)	ARG		8.75%	09/02/27	1,000	956,930
Genneia SA (e)	ARG		8.75%	09/02/27	40	38,277
Total Independent Power and Renewable Electricity Producers						1,304,168
Insurance – 0.3%
AssuredPartners, Inc. (e)	USA		5.63%	01/15/29	250	200,478
HUB International Ltd. (e)	USA		7.00%	05/01/26	190	179,047
Total Insurance						379,525
IT Services – 0.6%
Ahead DB Holdings LLC (e)	USA		6.63%	05/01/28	340	282,369
Sabre GLBL, Inc. (e)	USA		7.38%	09/01/25	150	139,418
VM Consolidated, Inc. (e)	USA		5.50%	04/15/29	440	351,567
Total IT Services						773,354
Leisure Products – 0.2%
Vista Outdoor, Inc. (e)	USA		4.50%	03/15/29	295	226,148
Machinery – 0.4%
IMA Industria Macchine Automatiche SpA (t)	ITA		3.75%	01/15/28	€100	84,379
Redwood Star Merger Sub, Inc. (e)	USA		8.75%	04/01/30	500	419,403
Total Machinery						503,782
Media – 1.2%
Cablevision Lightpath LLC (e)	USA		5.63%	09/15/28	415	325,206
Directv Financing LLC (e)	USA		5.88%	08/15/27	435	372,493
DISH DBS Corp. (e)	USA		5.25%	12/01/26	195	153,214
DISH DBS Corp. (e)	USA		5.75%	12/01/28	25	18,557
Gray Television, Inc. (e)	USA		4.75%	10/15/30	160	125,417
iHeartCommunications, Inc.	USA		6.38%	05/01/26	95	88,151
iHeartCommunications, Inc. (e)	USA		5.25%	08/15/27	360	308,628
Scripps Escrow II, Inc. (e)	USA		5.38%	01/15/31	130	103,841
Univision Communications, Inc. (e)	USA		6.63%	06/01/27	145	138,330
Virgin Media Vendor Financing Notes III DAC (t)	GBR		4.88%	07/15/28	£100	97,993
Total Media						1,731,830

See Notes to Consolidated Financial Statements.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount (000s)(a)		Value(a)
CORPORATE BONDS (continued)
Metals & Mining – 1.9%
Arconic Corp. (e)	USA		6.13%	02/15/28		425	$397,738
Constellium SE (e)	USA		5.63%	06/15/28		260	232,992
Mineral Resources Ltd. (e)	AUS		8.13%	05/01/27		60	58,563
Mineral Resources Ltd. (e)	AUS		8.50%	05/01/30		510	503,189
Vedanta Resources Finance II PLC (t)	IND		13.88%	01/21/24		1,600	1,428,560
Total Metals & Mining							2,621,042
Oil, Gas & Consumable Fuels – 1.6%
CITGO Holding, Inc. (t)	USA		9.25%	08/01/24		690	668,831
CITGO Petroleum Corp. (e)	USA		7.00%	06/15/25		360	349,043
CVR Energy, Inc. (e)	USA		5.25%	02/15/25		305	280,852
Hess Midstream Operations LP (e)	USA		5.13%	06/15/28		235	211,359
Hess Midstream Operations LP (e)	USA		5.63%	02/15/26		140	133,632
Kosmos Energy Ltd. (t)	USA		7.13%	04/04/26		200	170,279
YPF SA (s) (t)	ARG		1.50%	09/30/33		55	26,340
YPF SA (s) (t)	ARG		2.50%	06/30/29		758	442,899
Total Oil, Gas & Consumable Fuels							2,283,235
Paper & Forest Products – 0.3%
Mercer International, Inc.	DEU		5.50%	01/15/26		440	424,910
Personal Products – 0.6%
BellRing Brands, Inc. (e)	USA		7.00%	03/15/30		365	344,511
Coty, Inc. (e)	USA		5.00%	04/15/26		215	197,371
Edgewell Personal Care Co. (e)	USA		5.50%	06/01/28		355	323,696
Total Personal Products							865,578
Pharmaceuticals – 0.4%
Bausch Health Companies, Inc. (e)	USA		4.88%	06/01/28		270	211,847
Bausch Health Companies, Inc. (e)	USA		6.13%	02/01/27		190	161,841
Cheplapharm Arzneimittel GmbH (t)	DEU		4.38%	01/15/28		€100	89,535
Gruenenthal GmbH (t)	DEU		4.13%	05/15/28		€100	90,124
Total Pharmaceuticals							553,347
Professional Services – 0.1%
Summer BC Holdco B SARL (t)	LUX		5.75%	10/31/26		€100	91,726
Real Estate Management & Development – 4.8%
CIFI Holdings Group Company Ltd. (t)	CHN		6.00%	07/16/25		400	241,200
CIFI Holdings Group Company Ltd. (t)	CHN		6.45%	11/07/24		200	128,700
CIFI Holdings Group Company Ltd. (t) (v)	CHN	Fixed until 08/24/22, then 5 Year Treasury Note Rate + 8.57%	5.38%	Perpetual		450	330,975
Country Garden Holdings Company Ltd. (t)	CHN		4.80%	08/06/30		200	85,295
Country Garden Holdings Company Ltd. (t)	CHN		7.25%	04/08/26		600	328,800
Crystal Idea Group Ltd. (t)	CHN		2.25%	10/31/22	HK$	2,000	230,171

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount (000s)(a)	Value(a)
CORPORATE BONDS (continued)
Cushman & Wakefield US Borrower LLC (e)	USA		6.75%	05/15/28	53	$49,320
Huarong Universe Investment Holding Ltd. (t)	CHN		1.63%	12/05/22	€1,000	1,011,276
Hunt Companies, Inc. (e)	USA		5.25%	04/15/29	360	306,538
Logan Group Company Ltd. (t)	CHN		5.75%	01/14/25	200	44,323
Logan Group Company Ltd. (t)	CHN		6.90%	06/09/24	200	44,000
OWS Cre Funding I LLC (e) (v)	USA	1M US L + 4.90%	5.90%	09/01/23	2,500	2,470,095
RKPF Overseas Ltd. (t)	CHN		5.90%	03/05/25	500	246,592
RKPF Overseas Ltd. (t)	CHN		6.00%	09/04/25	500	248,667
Samhallsbyggnadsbolaget i Norden AB (t) (v)	SWE	Fixed until 01/30/27, then 5 Year Swap Rate EUR + 3.22%	2.88%	Perpetual	€100	34,921
Shimao Group Holdings Ltd.	CHN		4.60%	07/13/30	200	22,521
Shimao Group Holdings Ltd. (t)	CHN		5.20%	01/16/27	1,210	137,387
Shimao Group Holdings Ltd. (t)	CHN		5.60%	07/15/26	400	46,030
Shimao Group Holdings Ltd. (t)	CHN		6.13%	02/21/24	370	43,032
Shui On Development Holding Ltd. (t)	CHN		5.50%	06/29/26	200	144,750
Sino-Ocean Land Treasure IV Ltd. (t)	CHN		3.25%	05/05/26	200	92,805
Sino-Ocean Land Treasure IV Ltd. (t)	CHN		4.75%	08/05/29	410	179,375
Sino-Ocean Land Treasure IV Ltd. (t)	CHN		4.75%	01/14/30	400	175,810
Total Real Estate Management & Development						6,642,583
Road & Rail – 0.1%
The Hertz Corp. (e)	USA		4.63%	12/01/26	200	167,448
Software – 0.8%
Acuris Finance US, Inc. (e)	USA		5.00%	05/01/28	395	328,573
Brunello Bidco SpA (t)	ITA		3.50%	02/15/28	€100	88,630
Castor SpA (g) (t) (v)	ITA	3M US L + 5.25%	5.25%	02/15/29	€200	194,134
Cedacri Mergeco SPA (t) (v)	ITA	3M EUR L + 4.63%	4.63%	05/15/28	€100	96,861
Condor Merger Sub, Inc. (e)	USA		7.38%	02/15/30	100	81,573
NCR Corp. (e)	USA		5.13%	04/15/29	15	12,718
NCR Corp. (e)	USA		6.13%	09/01/29	405	350,802
Total Software						1,153,291
Specialty Retail – 0.4%
Academy Ltd. (e)	USA		6.00%	11/15/27	420	384,487
Carvana Co. (e)	USA		5.63%	10/01/25	100	76,939
eG Global Finance PLC (t)	GBR		6.25%	10/30/25	€100	94,388
Total Specialty Retail						555,814
Technology Hardware, Storage & Peripherals – 0.2%
Xerox Holdings Corp. (e)	USA		5.50%	08/15/28	390	326,790
Textiles, Apparel & Luxury Goods – 0.2%
Afflelou SAS (t)	FRA		4.25%	05/19/26	€100	89,653
Crocs, Inc. (e)	USA		4.25%	03/15/29	220	163,063
Total Textiles, Apparel & Luxury Goods						252,716

See Notes to Consolidated Financial Statements.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount (000s)(a)	Value(a)
CORPORATE BONDS (continued)
Thrifts & Mortgage Finance – 0.1%
Nationstar Mortgage Holdings, Inc. (e)	USA		5.75%	11/15/31	120	$92,034
Nationstar Mortgage Holdings, Inc. (e)	USA		6.00%	01/15/27	140	121,624
Total Thrifts & Mortgage Finance						213,658
Trading Companies & Distributors – 0.6%
Fortress Transportation and Infrastructure Investors LLC (e)	USA		5.50%	05/01/28	350	289,894
Fortress Transportation and Infrastructure Investors LLC (e)	USA		6.50%	10/01/25	20	18,908
Loxam SAS (t)	FRA		3.75%	07/15/26	€100	90,192
Loxam SAS (t)	FRA		5.75%	07/15/27	€100	82,738
Unifrax Escrow Issuer Corp. (e)	USA		5.25%	09/30/28	450	359,910
Total Trading Companies & Distributors						841,642
Wireless Telecommunication Services – 0.1%
Matterhorn Telecom SA (t)	LUX		4.00%	11/15/27	€100	89,595
Vodafone Group PLC (t) (v)	GBR	Fixed until 08/27/30, then 5 Year Swap Rate EUR + 3.23%	3.00%	08/27/80	€100	79,739
Total Wireless Telecommunication Services						169,334
TOTAL CORPORATE BONDS (Cost $51,305,176)						41,461,528
CONVERTIBLE BONDS – 0.8%
Airlines – 0.3%
JetBlue Airways Corp.	USA		0.50%	04/01/26	5	3,703
United Airlines, Inc. (v)	USA	1M US L + 3.75%	5.27%	04/21/28	497	464,525
Total Airlines						468,228
Biotechnology – 0.1%
Halozyme Therapeutics, Inc.	USA		0.25%	03/01/27	19	16,856
Ionis Pharmaceuticals, Inc.	USA		0.13%	12/15/24	13	11,486
Travere Therapeutics, Inc.	USA		2.50%	09/15/25	16	15,856
Total Biotechnology						44,198
Communications Equipment – 0.0%
Lumentum Holdings, Inc. (e)	USA		0.50%	06/15/28	15	12,930
Electrical Equipment – 0.0%
Array Technologies, Inc. (e)	USA		1.00%	12/01/28	35	24,920
Electronic Equipment, Instruments & Components – 0.0%
Vishay Intertechnology, Inc.	USA		2.25%	06/15/25	17	16,130
Entertainment – 0.0%
Sea Ltd.	TWN		0.25%	09/15/26	18	13,230
Spotify USA, Inc.	USA		0.00%	03/15/26	19	15,086
Total Entertainment						28,316

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount (000s)(a)	Value(a)
CONVERTIBLE BONDS (continued)
Hotels, Restaurants & Leisure – 0.0%
Airbnb, Inc.	USA		0.00%	03/15/26	6	$5,016
Shake Shack, Inc.	USA		0.00%	03/01/28	9	6,169
Vail Resorts, Inc.	USA		0.00%	01/01/26	32	28,000
Total Hotels, Restaurants & Leisure						39,185
Interactive Media & Services – 0.0%
Snap, Inc. (e)	USA		0.13%	03/01/28	18	12,609
Internet & Direct Marketing Retail – 0.0%
Etsy, Inc.	USA		0.25%	06/15/28	13	9,587
IT Services – 0.1%
Cloudflare, Inc. (e)	USA		0.00%	08/15/26	11	8,546
DigitalOcean Holdings, Inc. (e)	USA		0.00%	12/01/26	18	13,534
Okta, Inc.	USA		0.38%	06/15/26	10	8,370
Perficient, Inc. (e)	USA		0.13%	11/15/26	6	4,887
Shift4 Payments, Inc. (e)	USA		0.50%	08/01/27	10	7,025
Shopify, Inc.	CAN		0.13%	11/01/25	9	7,538
Total IT Services						49,900
Other – 0.2%
Wells Fargo Commercial Mortgage Trust (e)	USA		2.60%	11/15/50	316	225,682
Personal Products – 0.0%
The Beauty Health Co. (e)	USA		1.25%	10/01/26	18	14,544
Software – 0.1%
Alarm.com Holdings, Inc.	USA		0.00%	01/15/26	10	8,215
Avalara, Inc. (e)	USA		0.25%	08/01/26	25	19,513
Bentley Systems, Inc. (e)	USA		0.38%	07/01/27	21	16,380
Coupa Software, Inc.	USA		0.38%	06/15/26	11	8,305
DocuSign, Inc.	USA		0.00%	01/15/24	13	12,038
Dropbox, Inc.	USA		0.00%	03/01/26	16	14,488
LivePerson, Inc.	USA		0.00%	12/15/26	9	6,513
Nutanix, Inc. (e)	USA		0.25%	10/01/27	18	12,533
Progress Software Corp.	USA		1.00%	04/15/26	20	19,410
RingCentral, Inc.	USA		0.00%	03/01/25	15	12,338
Splunk, Inc.	USA		1.13%	06/15/27	21	17,430
Unity Software, Inc. (e)	USA		0.00%	11/15/26	15	11,081
Total Software						158,244
TOTAL CONVERTIBLE BONDS (Cost $1,210,393)						1,104,473
STRUCTURED CREDIT – 28.2% (b)
Collateralized Loan Obligations – 15.5%
Anchorage Capital CLO Ltd., Series 2016-8A, Class ER2 (e) (v)	CYM	3M US L + 7.35%	8.57%	10/27/34	1,500	1,381,359
Anchorage Capital CLO Ltd., Series 2020-16A, Class DR (e) (v)	CYM	3M US L + 3.72%	4.76%	01/19/35	1,500	1,429,674

See Notes to Consolidated Financial Statements.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount (000s)(a)	Value(a)
STRUCTURED CREDIT (continued)
Anchorage Capital CLO Ltd., Series 2020-16A, Class ER (e) (v)	CYM	3M US L + 7.35%	8.39%	01/19/35	1,000	$921,604
Anchorage Credit Funding Ltd., Series 2019-7A, Class E (e)	CYM		6.85%	04/25/37	1,000	826,999
Columbia Cent CLO Ltd., Series 2018-28A, Class D (e) (v)	CYM	3M US L + 6.17%	7.54%	11/07/30	1,000	786,023
Elevation CLO Ltd., Series 2021-12A, Class E (e) (v)	CYM	3M US L + 7.27%	8.33%	04/20/32	378	328,875
Elevation CLO Ltd., Series 2021-14A, Class E (e) (v)	CYM	3M US L + 7.20%	8.26%	10/20/34	2,000	1,687,224
Harvest CLO XXVI	IRL		6.12%	01/15/34	€500	402,145
ICG US CLO Ltd., Series 2020-1A, Class DR (e) (v)	CYM	3M US L + 3.60%	4.66%	01/20/35	1,000	952,853
ICG US CLO Ltd., Series 2020-1A, Class ER (e) (v)	CYM	3M US L + 7.45%	8.51%	01/20/35	1,000	925,981
Marble Point CLO Ltd., Series 2021-4A, Class E (e) (v)	CYM	3M US L + 7.29%	8.43%	01/22/35	2,000	1,834,998
Monroe Capital MML CLO XIII Ltd., Series 2022-1A, Class E (e) (v)	USA	3M SOFR + 8.32%	8.77%	02/24/34	1,000	910,651
OAK Hill European Credit Partners V Designated Activity Co., Series 2016-5A, Class ER (e) (v)	IRL	3M EUR L + 6.37%	6.37%	01/21/35	€1,750	1,418,381
OAK Hill European Credit Partners V Designated Activity Co., Series 2016-5A, Class FR (e) (v)	IRL	3M EUR L + 8.87%	8.87%	01/21/35	€1,000	769,010
Palmer Square European CLO, Series 2022-1A, Class E (e) (v)	IRL	3M EUR L + 6.36%	6.36%	01/21/35	€1,200	972,006
Palmer Square European CLO, Series 2022-1A, Class F (e) (v)	IRL	3M EUR L + 8.85%	8.85%	01/21/35	€1,750	1,327,429
Penta CLO	IRL		6.23%	11/20/34	€500	399,889
Sound Point CLO Ltd., Series 2015-1RA, Class E (e) (v)	USA	3M US L + 6.60%	7.64%	04/15/30	275	189,778
Toro European CLO, Series 3X, Class ERR (t) (v)	IRL	3M EUR L + 6.30%	6.30%	07/15/34	€1,500	1,204,419
Trimaran Cavu Ltd., Series 2021-3A, Class E (e) (v)	CYM	3M EUR L + 7.37%	8.41%	01/18/35	1,200	1,083,264
Trinitas CLO XVIII Ltd., Series 2021-18A, Class D (e) (v)	CYM	3M EUR L + 3.60%	4.66%	01/20/35	2,000	1,848,950
Total Collateralized Loan Obligations						21,601,512
Commercial Mortgage-Backed Securities – 10.2%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XFG (e)	USA		1.25%	09/15/48	10,000	354,400
BBCMS Trust, Series 2018-BXH, Class F (e) (v)	USA	1M US L + 2.95%	4.27%	10/15/37	270	251,783
Benchmark Mortgage Trust, Series 2018-B6, Class E (e)	USA		3.26%	10/10/51	225	162,239
BWAY Mortgage Trust, Series 2022-26BW, Class E (e)	USA		5.03%	02/10/44	677	528,949
BX Commercial Mortgage Trust, Series 2019-IMC, Class G (e) (v)	USA	1M US L + 3.60%	4.92%	04/15/34	1,000	944,078

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount (000s)(a)	Value(a)
STRUCTURED CREDIT (continued)
BX Trust, Series 2021-SDMF, Class J (e) (v)	USA	1M US L + 4.03%	5.36%	09/15/34	470	$444,406
CD Mortgage Trust, Series 2017-CD4, Class D (e)	USA		3.30%	05/10/50	305	245,414
CD Mortgage Trust, Series 2017-CD5, Class D (e)	USA		3.35%	08/15/50	489	373,533
CFCRE Commercial Mortgage Trust, Series 2018-TAN, Class E (e)	USA		6.45%	02/15/33	225	221,544
CGDB Commercial Mortgage Trust, Series 2019-MOB, Class G (e) (v)	USA	1M US L + 2.99%	4.32%	11/15/36	1,537	1,448,207
Citigroup Commercial Mortgage Trust, Series 2021-KEYS, Class F (e) (v)	USA	1M US L + 3.70%	5.02%	10/15/36	741	735,736
COMM Mortgage Trust, Series 2016-DC2, Class XF (e)	USA		2.07%	02/10/49	13,350	805,444
CSAIL Commercial Mortgage Trust, Series 2017-CX9, Class D (e)	USA		4.12%	09/15/50	190	149,654
DBGS Mortgage Trust, Series 2021-W52, Class F (e) (v)	USA	1M US L + 4.15%	5.48%	10/15/36	1,000	963,683
DBUBS Mortgage Trust, Series 2017-BRBK, Class F (e)	USA		3.65%	10/10/34	258	236,666
Great Wolf Trust, Series 2019-WOLF, Class F (e) (v)	USA	1M US L + 3.13%	4.46%	12/15/36	1,298	1,192,004
Hilton USA Trust, Series 2016-SFP, Class F (e)	USA		6.16%	11/05/35	1,000	967,595
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2021-HTL5, Class F (e) (v)	USA	1M US L + 4.27%	5.59%	11/15/38	1,084	1,035,962
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class F (e) (v)	USA	1M SOFR + 5.29%	6.56%	03/15/39	571	565,924
Natixis Commercial Mortgage Securities Trust, Series 2022-RRI, Class F (e) (v)	USA	1M SOFR + 5.94%	7.22%	03/15/35	658	654,812
SREIT Trust, Series 2021-MFP2, Class J (e) (v)	USA	1M US L + 3.92%	5.24%	11/15/36	1,000	981,039
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class D (e) (v)	USA	1M SOFR + 4.77%	5.52%	05/15/37	307	301,243
VMC Finance, Series 2021-HT1, Class B (e) (v)	USA	1M US L + 4.50%	5.44%	01/18/37	643	619,394
Total Commercial Mortgage-Backed Securities						14,183,709
Residential Mortgage-Backed Securities – 2.5%
Deephaven Residential Mortgage Trust, Series 2022-2, Class B1 (e)	USA		4.34%	03/25/67	229	183,670
GCAT Trust, Series 2022-NQM1, Class B1 (e)	USA		3.99%	02/25/67	476	345,228
Imperial Fund Mortgage Trust, Series 2022-NQM3, Class M1 (e)	USA		4.47%	05/25/67	332	289,456
MFA Trust, Series 2022-NQM1, Class B1 (e)	USA		4.35%	12/25/66	251	201,412

See Notes to Consolidated Financial Statements.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount (000s)(a)	Value(a)
STRUCTURED CREDIT (continued)
Progress Residential Trust,
Series 2022-SFR3, Class E2 (e)	USA		5.60%	04/17/39	212	$199,563
PRPM LLC, Series 2021-10, Class A2 (e) (s)	USA		4.83%	10/25/26	1,000	935,659
Seasoned Credit Risk Transfer Trust, Series 2022-1, Class M (e)	USA		4.50%	11/25/61	226	199,117
STAR Trust, Series 2022-SFR3, Class F (e) (v)	USA	1M SOFR + 4.50%	5.36%	05/17/24	170	166,362
Western Mortgage Reference Notes, Series 2021-CL2, Class M4 (e) (v)	USA	30-Day Average SOFR + 5.35%	5.93%	07/25/59	919	913,265
Total Residential Mortgage-Backed Securities						3,433,732
TOTAL STRUCTURED CREDIT (Cost $43,521,727)						39,218,953
PRIVATE ASSET-BACKED DEBT – 19.9% (b) (f)
ASP-r-pac Acquisition Company LLC, First Lien Term Loan (v)	USA	1M US L + 6.00%	6.00%	12/29/27	1,724	1,682,560
ASP-r-pac Acquisition Company LLC, First Lien Tranche B Revolver (l)	USA	3M EUR L + 6.00%	0.00%	12/29/27	206	(4,938)
Bioxcel Therapeutics, Inc., First Lien Tranche A Term Loan	USA		10.25%	04/19/27	876	841,224
Bioxcel Therapeutics, Inc., First Lien Tranche B Term Loan	USA		10.25%	04/19/27	438	—
Bioxcel Therapeutics, Inc., First Lien Tranche C Term Loan	USA		10.25%	04/19/27	376	—
Bioxcel Therapeutics, Inc., Lien Tranche A Delay Draw Term Loan	USA		0%	09/30/32	376	—
Bioxcel Therapeutics, Inc., Lien Tranche B Delay Draw Term Loan	USA		0%	09/30/32	563	—
Bioxcel Therapeutics, Inc., Lien Tranche C Delay Draw Term Loan	USA		0%	09/30/32	563	—
Establishment Labs Holdings, Inc., First Lien Tranche A Term Loan	USA		9.00%	04/21/27	1,106	1,089,052
Establishment Labs Holdings, Inc., First Lien Tranche D Term Loan	USA		9.00%	04/21/27	184	109
Establishment Labs Holdings, Inc., First Lien Tranche C Term Loan	USA		9.00%	04/21/27	184	109
Establishment Labs Holdings, Inc., First Lien Tranche B Term Loan	USA		9.00%	04/21/27	184	109
Grove Hotel Parcel Owner LLC, First Lien Revolver Term Loan	USA		0.00%	06/21/28	175	(3,508)
Grove Hotel Parcel Owner LLC, First Lien Delay Draw Term Loan	USA		0.00%	06/21/28	351	(7,015)
Grove Hotel Parcel Owner LLC Term Loan	USA		0.00%	06/21/28	1,754	1,718,694
Impel Neuropharma, Inc., First Lien Revenue Interest Financing Term Loan (l)	USA		9.75%	02/15/31	1,001	1,001,000

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount (000s)(a)	Value(a)
PRIVATE ASSET-BACKED DEBT (continued)
Impel Neuropharma, Inc., First Lien Term Loan (v)	USA	1M SOFR + 8.75%	9.75%	03/17/27	1,001	$982,982
Innocoll Pharmaceuticals Ltd., First Lien Delay Delivery Tranche B Term Loan	USA		11.00%	01/26/27	1,510	1,404,751
Innocoll Pharmaceuticals Ltd., Lien Delay Draw Tranche B Term Loan	USA		11.00%	01/26/27	465	—
Innocoll Pharmaceuticals Ltd., Lien Delay Draw Tranche C Term Loan	USA		11.00%	01/26/27	465	—
Innocoll Pharmaceuticals Ltd., Lien Delay Draw Tranche D Term Loan	USA		11.00%	01/26/27	465	—
Kings Buyer LLC, First Lien Term Loan (v)	USA	1M US L + 6.50%	7.50%	10/29/27	2,276	2,218,627
Kings Buyer LLC, First Lien Revolver Facility (v)	USA	1M US L + 6.50%	6.50%	10/29/27	310	101,743
LSL Holdco LLC, First Lien Revolver Facility (v)	USA	1M US L + 6.00%	6.00%	01/31/28	266	98,573
LSL Holdco LLC, First Lien Term Loan (v)	USA	1M US L + 6.00%	6.00%	01/31/28	2,398	2,325,778
Mesoblast, Inc., First Lien Tranche C Term Loan (h)	USA		9.75%	11/19/26	525	210
Mesoblast, Inc., First Lien Tranche B Term Loan (h)	USA		9.75%	11/19/26	262	105
Mesoblast, Inc., First Lien Delay Delivery Tranche B Term Loan (h)	USA		9.75%	11/19/26	1,592	1,408,702
OEConnection LLC, Second Lien Tranche B Term Loan	USA	1M US L + 7.00%	7.00%	09/25/27	2,499	2,399,040
PFNY Holdings LLC, First Lien Term Loan	USA		7.00%	12/31/26	173	(3,467)
PFNY Holdings LLC, First Lien Term Loan	USA		7.00%	12/31/26	347	301,633
PFNY Holdings LLC, First Lien Term Loan (v)	USA	1M US L + 7.00%	7.00%	12/31/26	3,631	3,558,661
ProFrac Holdings LLC, First Lien Term Loan (v)	USA	1M SOFR + 8.50%	10.01%	03/04/27	1,740	1,705,189
RelaDyne, Second Lien Term Loan (v)	USA	SOFR + 7.75%	7.75%	12/23/29	1,996	1,922,148
Touchstone Acquisition, Inc., First Lien Term Loan (v)	USA	1M US L + 6.00%	6.00%	12/29/28	3,006	2,916,271
TOTAL PRIVATE ASSET-BACKED DEBT (Cost $27,959,629)						27,658,342

See Notes to Consolidated Financial Statements.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2022

Description	Country	Spread Above Index	Rate	Maturity Date	Shares	Value(a)
COMMON STOCK – 0.1%
Distributors – 0.1%
RelaDyne (Acquired 12/23/21, Cost $187,704) (f) (n) (r)	USA				2,000	$179,700
TOTAL COMMON STOCK (Cost $187,704)						179,700
PREFERRED STOCK – 1.3%
Health Care Technology – 1.3%
athenahealth, Inc. Series A (Acquired 02/15/22, Cost $1,992,289) (f) (r)	USA		10.75%		2,033	1,871,295
TOTAL PREFERRED STOCK (Cost $1,992,289)						1,871,295
WARRANTS – 0.1%
Biotechnology – 0.1%
Mesoblast, Inc. Exercise Price: $7.26, Expiration: 11/19/28 (Acquired 12/20/21, Cost $106,354) (f) (r)	USA				46,443	30,652
Health Care Technology – 0.0%
Innocoll Pharmaceuticals Ltd. Exercise Price: $7.26, Expiration: 11/19/28 (Acquired 12/20/21, Cost $106,354) (f) (r)	USA				12,630	27,786
Pharmaceuticals – 0.0%
Bioxcel Therapeutics, Inc. Exercise Price: $20.04, Expiration: 04/19/29 (Acquired 04/28/22, Cost $0) (f) (r)	USA				3	19,841
TOTAL WARRANTS (Cost $136,161)						78,279
MONEY MARKET FUND – 4.5%
First American Government Obligations Fund, Class X (y)	USA		1.31%		6,290,450	6,290,450
TOTAL MONEY MARKET FUND (Cost $6,290,450)						6,290,450
Total Investments – 113.6% (c) (Cost $176,575,151)						158,158,290
Liabilities in Excess of Other Assets – (13.6)%						(18,880,190)
TOTAL NET ASSETS – 100.0%						$139,278,100

The following notes should be read in conjunction with the accompanying Consolidated Schedule of Investments.

(a)  Principal amount denominated in USD unless noted otherwise. Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2022

(b)  These investments may be subject to legal restrictions on sales, which as of June 30, 2022, represented 76.9% of the Fund's net assets.

(c)  These securities are pledged as collateral for credit facility.

(d)  As of June 30, 2022, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied.

Company	Investment Type	Total revolving and delayed draw loan commitments (000s)	Less: funded commitments (000s)	Total unfunded commitments (000s) (Note 10)
ASP-r-pac Acquisition Company LLC	First Lien Revolver Facility	$206	$—	$206
Baart Programs, Inc.	Second Lien Delay Draw Term Loan	1,246	404	842
Baart Programs, Inc.	First Lien Delay Draw Term Loan	721	377	344
Bioxcel Therapeutics, Inc.	First Lien Tranche B Delay Draw Term Loan	438	—	438
Bioxcel Therapeutics, Inc.	First Lien Tranche C Delay Draw Term Loan	376	—	376
Bioxcel Therapeutics, Inc.	Lien Tranche A Delay Draw Term Loan	376	—	376
Bioxcel Therapeutics, Inc.	Lien Tranche B Delay Draw Term Loan	563	—	563
Bioxcel Therapeutics, Inc.	Lien Tranche C Delay Draw Term Loan	563	—	563
Establishment Labs Holdings, Inc.	First Lien Delay Draw Term Loan	184	—	184
Establishment Labs Holdings, Inc.	First Lien Delay Draw Term Loan	184	—	184
Establishment Labs Holdings, Inc.	First Lien Delay Draw Term Loan	184	—	184
Grove Hotel Parcel Owner LLC	First Lien Delay Draw Term Loan	351	—	351
Grove Hotel Parcel Owner LLC	First Lien Revolver Term Loan	175	—	175
Innocoll Pharmaceuticals Ltd.	First Lien Tranche B Delay Draw Term Loan	465	—	465
Innocoll Pharmaceuticals Ltd.	First Lien Tranche C Delay Draw Term Loan	465	—	465
Innocoll Pharmaceuticals Ltd.	First Lien Tranche D Delay Draw Term Loan	465	—	465
Kings Buyer LLC	First Lien Revolver Facility	310	109	201
LSL Holdco LLC	First Lien Revolver Facility	266	106	160
Mesoblast, Inc.	First Lien Tranche B Delay Draw Term Loan	262	—	262
Mesoblast, Inc.	First Lien Tranche C Delay Draw Term Loan	525	—	525
PFNY Holdings LLC	First Lien Delay Draw Term Loan	347	309	38
PFNY Holdings LLC	First Lien Revolver Facility	173	—	173
		$8,845	$1,305	$7,540

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022, the total value of all such securities was $64,131,377 or 46.0% of net assets.

(f)  Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of June 30, 2022, the total value of all such securities was $31,090,082 or 22.3% of net assets. These securities are characterized as Level 3 securities within the disclosure hierarchy. Level 3 security values are determined using significant unobservable inputs.

(g)  These assets are held in the Oaktree Diversified Income Fund (Cayman) Ltd., a Cayman Islands exempted company and wholly-owned subsidiary of the Fund.

(h)  Paid in kind security which may pay interest in additional par.

(l)  Loan or bond was on non-accrual status as of June 30, 2022.

(n)  Non-income producing security

(r)  Restricted security. Purchased in a private placement transaction; resale to the public may require registration. As of June 30, 2022, the total value of all such securities was $2,129,274 or 1.5% of net assets.

(s)  Security is a "step up" bond where the coupon increases or steps up at a predetermined date. Interest rate shown is the rate in effect as of June 30, 2022.

(t)  Regulation S security. These securities may be subject to transfer restrictions as defined by Regulation S. As of June 30, 2022, the total value of all such securities was $15,273,564 or 11.0% of net assets.

(v)  Variable rate security – Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor.

(y)  The rate quoted is the annualized seven-day yield as of June 30, 2022.

See Notes to Consolidated Financial Statements.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2022

Abbreviations:

€  Euro

£  Pound Sterling

HK$  Hong Kong Dollars

1M EUR L  1 Month EURIBOR

3M EUR L  3 Month EURIBOR

6M EUR L  6 Month EURIBOR

1M SOFR  1 Month SOFR

3M SOFR  3 Month SOFR

1M US L  1 Month US LIBOR

3M US L  3 Month US LIBOR

CLO  Collateralized Loan Obligation

EURIBOR  Euro Interbank Offered Rate

LIBOR  London Interbank Offered Rate

LLC  Limited Liability Company

LP  Limited Partnership

SOFR  Secured Overnight Financing Rate

Countries:

ARG  Argentina

AUS  Australia

BMU  Bermuda

BRA  Brazil

CAN  Canada

CYM  Cayman Islands

CHN  China

DNK  Denmark

FIN  Finland

FRA  France

DEU  Germany

IND  India

IRL  Ireland

ITA  Italy

LUX  Luxembourg

MEX  Mexico

NLD  Netherlands

NOR  Norway

ESP  Spain

SWE  Sweden

TWN  Taiwan

GBR  United Kingdom

USA  United States of America

Forward Currency Contracts:

All forward currency contracts were entered into with State Street Bank & Trust Company as the counterparty. As of June 30, 2022, the following forward currency contracts were outstanding:

Settlement Date	Currency to be Delivered		U.S. $ Value at June 30, 2022	Currency to be Received		U.S. $ Value at June 30, 2022	Unrealized Appreciation (Depreciation)
07/21/22	2,079,774	U.S. Dollars	$2,079,774	1,970,311	Euros	$2,067,702	$(12,072)
07/21/22	6,431,197	Euros	6,749,088	6,934,123	U.S. Dollars	6,934,123	185,035
07/21/22	12,767,090	Euros	13,685,886	14,145,432	U.S. Dollars	14,145,432	459,546
07/21/22	307,061	British Pounds	373,918	400,630	U.S. Dollars	400,630	26,712
07/21/22	16,567	U.S. Dollars	16,567	13,402	British Pounds	16,320	(247)
07/21/22	20,007	U.S. Dollars	20,007	156,750	Hong Kong Dollars	19,991	(16)
07/21/22	1,964,625	Hong Kong Dollars	250,553	251,089	U.S. Dollars	251,089	536
07/21/22	22,777,069	Japanese Yen	168,087	182,826	U.S. Dollars	182,826	14,739
07/21/22	170,289	U.S. Dollars	170,289	22,777,069	Japanese Yen	168,087	(2,202)
						Total	$672,031

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Statement of Assets and Liabilities (Unaudited)

June 30, 2022

Assets:
Investments in securities, at value (Cost $176,575,151)	$158,158,290
Cash	1,445
Foreign currency, at value (Cost $768,069)	761,020
Interest receivable	2,122,161
Receivable for investments sold	3,663,522
Receivable for fund shares sold	479,900
Unrealized appreciation on forward currency contracts (Note 3)	686,568
Deferred debt issuance costs (Note 6)	222,030
Deferred offering costs (Note 2)	25,092
Prepaid expenses	25,718
Total assets	166,145,746
Liabilities:
Payable for credit facility (Note 6)	20,000,000
Interest payable for credit facility (Note 6)	59,444
Payable for investments purchased	6,548,609
Unrealized depreciation on forward currency contracts (Note 3)	14,537
Investment advisory fees payable (Note 4)	159,111
Accrued expenses	85,945
Total liabilities	26,867,646
Commitments and contingencies (Note 10)
Net Assets	$139,278,100
Composition of Net Assets:
Paid-in capital	157,303,023
Accumulated losses	(18,024,923)
Net Assets	$139,278,100
Class D Shares:(1)
Shares outstanding	15,860,867
Net asset value per share	$8.78

(1)  Currently, the Fund is only publicly offering Class D shares to investors.

See Notes to Consolidated Financial Statements.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Statement of Operations (Unaudited)

For the Six Months Ended June 30, 2022

Investment Income (Note 2):
Interest (net of foreign withholding tax of $5,292)	$4,674,257
Total investment income	4,674,257
Expenses:
Investment advisory fees (Note 4)	955,071
Legal fees	153,133
Fund accounting and sub-administration fees	66,426
Directors' fees	64,531
Audit and tax services	41,732
Offering costs (Note 2)	40,849
Reports to shareholders	20,934
Custodian fees	13,061
Miscellaneous	11,733
Transfer agent fees	8,268
Insurance	3,016
Total operating expenses	1,378,754
Interest expense and credit facility fees (Note 6)	224,941
Expense recoupment (Note 4)	133,234
Net expenses	1,736,929
Net investment income	2,937,328
Net realized gain (loss) on:
Investments	(1,010,817)
Foreign currency transactions	(640)
Forward currency contracts	930,427
Swap contracts	(379,516)
Net realized loss	(460,546)
Net change in unrealized appreciation (depreciation) on:
Investments	(18,295,410)
Foreign currency translations	97,259
Forward currency contracts	700,753
Swap contracts	(115,169)
Net change in unrealized depreciation	(17,612,567)
Net realized and unrealized loss	(18,073,113)
Net decrease in net assets resulting from operations	$(15,135,785)

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Period November 1, 2021[1] through December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$2,937,328	$264,155
Net realized loss	(460,546)	(126,984)
Net change in unrealized depreciation	(17,612,567)	(144,746)
Net decrease in net assets resulting from operations	(15,135,785)	(7,575)
Distributions to Shareholders:
Distributable earnings — Class D shares	(2,686,837)	(194,726)
Total distributions paid	(2,686,837)	(194,726)
Capital Share Transactions:
Proceeds from shares sold — Class D shares	4,360,245	150,100,000
Reinvestment of distributions — Class D shares	2,648,052	194,726
Net increase in net assets from capital share transactions	7,008,297	150,294,726
Total increase (decrease) in net assets	(10,814,325)	150,092,425
Net Assets:
Beginning of period	150,092,425	—
End of period	$139,278,100	$150,092,425
Share Transactions:
Shares sold — Class D shares	476,223	15,075,734
Shares reinvested — Class D shares	289,261	19,649
Net increase in shares outstanding	765,484	15,095,383

1  Commencement of operations.

See Notes to Consolidated Financial Statements.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Statement of Cash Flows (Unaudited)

For the Six Months Ended June 30, 2022

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(15,135,785)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments and principal payups	(57,993,776)
Proceeds from disposition of long-term portfolio investments and principal paydowns	24,204,682
Net purchases and sales of short-term portfolio investments	(1,977,432)
Increase in interest and dividends receivable	(992,898)
Increase in receivable for investments sold	(3,618,699)
Increase in receivable for fund shares sold	(479,900)
Increase in unrealized apprecation on forward currency contracts	(677,564)
Decrease in premiums received for swap contracts	1,055,231
Decrease in unrealized appreciation on swap contracts	115,169
Increase in deferred debt issuance costs	(37,030)
Decrease in deferred offering costs	28,631
Increase in prepaid expenses	(25,718)
Increase in interest payable for credit facility	59,444
Decrease in payable for investments purchased	(29,226,713)
Decrease in unrealized depreciation on forward currency contracts	(23,189)
Decrease in investment advisory fees payable	(9,874)
Decrease in accrued expenses	(99,929)
Net amortization on investments and paydown gains or losses on investments	(27,216)
Net change in unrealized depreciation on investments	18,295,410
Net realized loss on investment transactions	1,010,817
Net cash used for operating activities	(65,556,339)
Cash flows provided by financing activities:
Borrowing on credit facility	20,000,000
Net cash provided by proceeds from shares sold	4,360,245
Distributions paid to shareholders, net of reinvestments	(38,785)
Net cash provided by financing activities	24,321,460
Net decrease in cash	(41,234,879)
Cash at beginning of period(1)	41,997,344
Cash at end of period(2)	$762,465
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility for the six months ended June 30, 2022 totaled $165,497.

(1)  Includes foreign currency and cash on deposit with brokers for swap contracts.

(2)  Includes foreign currency.

See Notes to Consolidated Financial Statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Consolidated Financial Highlights

Class D	For the Six Months Ended June 30, 2022 (Unaudited)	For the Period November 1, 2021[1] through December 31, 2021
Per Share Operating Performance:
Net asset value, beginning of period	$9.94	$10.00
Income from Investment Operations:
Net investment income[2]	0.19	0.02
Net realized and change in unrealized loss	(1.18)	(0.07)
Net decrease in net asset value resulting from operations	(0.99)	(0.05)
Distributions to Shareholders:
From net investment income	(0.17)	(0.01)
Total distributions paid*	(0.17)	(0.01)
Net asset value, end of period	$8.78	$9.94
Total Investment Return†	-10.07%[3]	-0.37%[3]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$139,278	$150,092
Gross operating expenses excluding interest expense	1.91%[4]	5.55%[4]
Gross operating expenses	2.22%[4]	5.55%[4]
Net expenses, including fee waivers and reimbursement or recoupment and excluding interest expense	2.10%[4]	2.10%[4]
Net expenses, including fee waivers and reimbursement or recoupment and interest expense	2.41%[4]	2.10%[4]
Net investment income	4.08%[4]	1.51%[4]
Net investment income, excluding the effect of fee waivers and reimbursement or recoupment	4.27%[4]	(1.94)%[4]
Portfolio turnover rate	16%[3]	4%[3]
Credit facility at end of period (000s)	$20,000	N/A
Asset coverage per $1,000 unit of senior indebtedness[5]	$7,964	N/A

*  Distributions for annual periods determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

1  Commencement of operations.

2  Per share amounts presented are based on average shares outstanding throughout the period indicated.

3  Not annualized.

4  Annualized.

5  Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Consolidated Financial Statements.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited)

June 30, 2022

1.  Organization

Oaktree Diversified Income Fund Inc. (the "Fund") was organized as a corporation under the laws of the State of Maryland on June 29, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company that continuously offers its shares of common stock, $0.001 par value per share (the "Common Shares"), and is operated as an "interval fund." The Fund's Class D shares commenced operations on November 1, 2021.

The Fund has two classes of shares: Class D and Class T shares. The Fund had applied for, and was granted, exemptive relief (the "Exemptive Relief") by the Securities and Exchange Commission (the "SEC") that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. Currently, the Fund is only offering Class D shares.

Oaktree Fund Advisors, LLC ("Oaktree" or the "Adviser"), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments.

Brookfield Public Securities Group LLC (the "Administrator"), a wholly-owned subsidiary of Brookfield Asset Management Inc. ("Brookfield"), is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as Administrator to the Fund. In 2019, Brookfield acquired a majority interest in the Adviser.

The Fund's investment objective is to seek current income and attractive total return. The Fund seeks to achieve its investment objective by investing globally in high-conviction opportunities across Oaktree's performing credit platform of high-yield bonds, senior loans, structured credit, emerging markets debt and convertibles, inclusive of both public and private credit sectors. High-yield bonds are also referred to as "below-investment grade rated securities" or "junk bonds," as described in the Fund's Prospectus. The Fund seeks to add value through three sources: (1) providing exposure to asset classes that require specialized expertise; (2) performing well in each asset class through proprietary, bottom-up and credit research; and (3) allocating capital opportunistically among asset classes based on Oaktree's assessment of relative value.

Oaktree Diversified Income Fund (Cayman) Ltd. (the "Subsidiary"), a Cayman Islands exempted company and wholly-owned subsidiary of the Fund, was formed on November 11, 2021. The Subsidiary was established for the purpose of investing in certain Regulation S securities. As a wholly-owned subsidiary of the Fund, the financial results of the Subsidiary are included in the consolidated financial statements and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the Consolidated Schedule of Investments. All inter-company accounts and transactions have been eliminated in consolidation.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services-Investment Companies.

Valuation of Investments: The Fund's Board of Directors (the "Board") has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior employees of the Adviser.

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2022

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser's Valuation Committee, does not represent fair value.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

Non-publicly traded debt and equity securities and other securities or instruments for which reliable market quotations are not available are valued by the Adviser using valuation methodologies applied on a consistent basis. These securities may initially be valued at the acquisition price as the best indicator of fair value. The Adviser reviews the significant unobservable inputs, valuations of comparable investments and other similar transactions for investments valued at acquisition price to determine whether another valuation methodology should be utilized. Subsequent valuations will depend on facts and circumstances known as of the valuation date and the application of valuation methodologies further described below. The fair value may also be based on a pending transaction expected to close after the valuation date. These valuation methodologies involve a significant degree of management judgment. Accordingly, valuations do not necessarily represent the amounts which may eventually be realized from sales or other dispositions of investments in the future. Fair values may differ from the values that would have been used had a ready market for the investment existed, and the differences could be material to the consolidated financial statements.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2022

characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2022:

	Level 1	Level 2	Level 3	Total
Senior Loans	$—	$38,992,804	$1,302,466	$40,295,270
Corporate Bonds	—	41,461,528	—	41,461,528
Convertible Bonds	—	1,104,473	—	1,104,473
Structured Credit	—	39,218,953	—	39,218,953
Private Asset-Backed Debt	—	—	27,658,342	27,658,342
Common Stock	—	—	179,700	179,700
Preferred Stock	—	—	1,871,295	1,871,295
Warrants	—	—	78,279	78,279
Money Market Fund	6,290,450	—	—	6,290,450
Total Investments	$6,290,450	$120,777,758	$31,090,082	$158,158,290
Other Financial Instruments(1)	Level 1	Level 2	Level 3	Total
Forward currency contracts	$—	$672,031	$—	$672,031
Total	$—	$672,031	$—	$672,031

(1) Other financial instruments include forward currency contracts which are reflected at the net unrealized appreciation on the instruments.

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2022

The Fund used valuation approaches consistent with the income approach and market approach to determine fair value of certain Level 3 assets as of June 30, 2022. The valuation methodologies utilized by the Fund included, discounted cash flows analysis, recent transaction analysis, market yield analysis and market comparable analysis are described below.

The discounted cash flows analysis utilizes a discounted cash flow method that incorporates expected timing and level of cash flows, as well as assumptions in determining growth rates, income and expense projections, discount rates, capital structure, terminal values and other factors. The applicability and weight assigned to the income technique is determined based on the availability of reliable projections and comparable companies and transactions.

The recent transaction analysis utilizes recent or expected future transactions of the investment to determine fair value, to the extent applicable.

The market yield analysis utilizes expected future cash flows, discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of the borrowers. Consideration is also given to a borrower's ability to meet principal and interest obligations; this may include an evaluation of collateral or the underlying value of the borrower, utilizing either the market or income techniques.

The market comparable analysis utilizes valuations of comparable public companies or transactions and generally seeks to establish the enterprise value of the portfolio company using a market multiple technique. This technique takes into account a specific financial measure (such as earnings before interest, taxes, depreciation and amortization ("EBITDA"), adjusted EBITDA, free cash flow, net operating income, net income, book value or net asset value) believed to be most relevant for the given company. Consideration may also be given to such factors as acquisition price of the security, historical and projected operational and financial results for the portfolio company, the strengths and weaknesses of the portfolio company relative to its comparable companies, industry trends, general economic and market conditions and other factors deemed relevant. The applicability and weight assigned to the market technique is determined based on the availability of reliable projections and comparable companies and transactions.

The Fund may estimate the fair value of privately held warrants using a Black Scholes pricing model, which includes an analysis of various factors and subjective assumptions, including the current stock price (by using an enterprise value analysis as described above), the expected period until exercise, expected volatility of the underlying stock price, expected dividends and the risk-free rate. Changes in the subjective input assumptions can materially affect the fair value estimates.

The fair value of the Fund's credit facility, which qualifies as a financial instrument under ASC Topic 825, Disclosures about Fair Values of Financial Instruments, approximates the carrying amount of $20,000,000 for the credit facility presented in the Statement of Assets and Liabilities. As of June 30, 2022, this financial instrument is categorized as Level 2 within the disclosure hierarchy.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2022

The table below shows the significant unobservable valuation inputs that were used by the Adviser's Valuation Committee to fair value the Level 3 investments as of June 30, 2022.

	Quantitative Information about Level 3 Fair Value Measurements
	Value as of June 30, 2022	Valuation Approach	Valuation Methodology	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(1)
Senior Loans	$1,302,466	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	10.0%-12.0% (11.0%)	Decrease
Private Asset- Backed Debt	25,950,171	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	10.0%-17.0% (12.5%)	Decrease
Private Asset- Backed Debt	1,708,171	Recent Transaction	Recent Transaction Price	Recent Transaction Price	NA	Decrease
Common Stock	179,700	Market Approach	Comparable companies	Earnings Multiple	9x-11x (10x)	Increase
Preferred Stock	1,871,295	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	12.0%-14.0% (13.0%)	Decrease
Warrants	78,279	Other	Black Scholes	Volatility	50-80% (66%)	Increase
Total	$31,090,082

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Loans	Private Asset- Backed Debt	Common Stock	Preferred Stock	Warrants	Total
Balance as of December 31, 2021	$1,327,206	$11,238,378	$200,000	$—	$—	$12,765,584
Accrued discounts (premiums)	1,328	41,366	—	—	—	42,694
Realized gain (loss)	308	40,270	—	—	—	40,578
Change in unrealized appreciation (depreciation)	5,307	(314,610)	(8,003)	(120,994)	(57,882)	(496,182)
Purchases at cost	—	17,873,607	—	1,992,289	136,161	20,002,057
Sales proceeds	(31,683)	(1,220,669)	(12,297)	—	—	(1,264,649)
Balance as of June 30, 2022	$1,302,466	$27,658,342	$179,700	$1,871,295	$78,279	$31,090,082
Change in unrealized appreciation (depreciation) for Level 3 assets still held at the reporting date	$5,307	$(314,610)	$(8,003)	$(120,994)	$(57,882)	$(496,182)

For further information regarding the security characteristics of the Fund, see the Consolidated Schedule of Investments.

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2022

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively and might be adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser or its affiliates are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Fund is included within "Transfer agent fees" in the Statement of Operations.

Offering Costs: Offering costs from the initial launch of the Fund were deferred and will be amortized over the first twelve months after the commencement of operations. Offering costs consist primarily of registration fees and legal fees for the preparation of the Fund's initial Registration Statement on Form N-2.

Distributions to Shareholders: The Fund declares and pays dividends quarterly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at https://publicsecurities.brookfield.com/en. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund's distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future,

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2022

generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Investments in Real Estate: The Fund may invest a portion of its assets in public and/or private debt investments and other real estate assets or real estate-related securities and obligations. The value of these debt investments and whether and to what extent such investments perform as expected will depend, in part, on the prevailing conditions in the market for real estate investment generally and, in particular, on the value of the underlying real estate asset collateral or real estate-related companies to which such debt investments relate. The real estate industry is cyclical in nature, and a deterioration of real estate fundamentals in the markets in which the Fund invests will have an adverse effect on the performance of the Fund's investments. The value of real estate assets and real estate-related investments can fluctuate for various reasons. Real estate values can be seriously affected by interest rate fluctuations, changes in general and local economic conditions, bank liquidity, the availability of financing, changes in environmental and zoning laws, overbuilding and increased competition, changes in supply and demand fundamentals, an increase in property taxes, casualty or condemnation losses, bankruptcy or financial difficulty of a major tenant, regulatory limitations on rent, increased mortgage defaults and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable. Reductions in value or cash flow could impair the Fund's ability to make distributions to Common Shareholders, adversely impact its ability to effectively achieve its investment objective and reduce overall returns on investments.

Investments in Real Estate Loans: While the Fund intends to invest primarily in "performing" real estate debt securities, real estate loans underlying the securities acquired by the Fund may be non-performing at the time of their acquisition and/or may become non-performing following their acquisition for a wide variety of reasons. Such non-performing real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial writedown of the principal of such loan. However, even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such real estate loan, replacement "takeout" financing will not be available. Purchases of participations in real estate loans raise many of the same risks as investments in real estate loans and also carry risks of illiquidity and lack of control.

Collateralized Loan Obligations ("CLOs"): The Fund may invest in CLOs and other securitizations, which are generally limited recourse obligations of the issuer ("Securitization Vehicles") payable solely from the underlying assets ("Securitization Assets") of the issuer or proceeds thereof. Holders of equity or other securities issued by Securitization Vehicles must rely solely on distributions on the Securitization Assets or proceeds thereof for payment in respect thereof. Consequently, the Fund will typically not have any direct rights against the issuer of, or the entity that sold, assets underlying the securitization. The Securitization Assets may include, without limitation, broadly syndicated leverage loans, middle-market bank loans, CDO debt tranches, trust preferred securities, insurance surplus notes, asset-backed securities, mortgages, REITs, high-yield bonds, mezzanine debt, second-lien leverage loans, credit default swaps and emerging market debt and corporate bonds, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks.

New Accounting Pronouncements: In March 2020, FASB issued Accounting Standards Update ("ASU") No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. In January 2021, the FASB issued ASU No. 2021-01, which clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The ASUs are effective for all entities as of March 12, 2020 through December 31, 2022. The Fund has evaluated this guidance and determined that it does not have a material impact on the accompanying financial statements; however, the Fund is still evaluating the potential impact to future financial statements.

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2022

In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Fund's financial statements.

3.  Derivative Financial Instruments

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into, derivatives for a variety of reasons including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

Forward Currency Contracts: A forward currency contract ("forward contract") is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The average quarterly U.S. dollar value of forward currency contracts to be delivered or received during the six months ended June 30, 2022 was $22,333,920, which represents the volume of activity during the period.

Credit Default Swap Agreements: Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

The average quarterly notional value of swap contracts outstanding during the six months ended June 30, 2022 was $6,666,667, which represents the volume of activity during the period.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2022

The following table sets forth the fair value of the Fund's derivative instruments:

Derivatives	Statement of Assets and Liabilities	Value as of June 30, 2022
Forward currency contracts	Unrealized appreciation on forward currency contracts (assets)	$686,568
Forward currency contracts	Unrealized depreciation on forward currency contracts (liabilities)	(14,537)

The following table sets forth the effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2022:

Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Credit default swap contracts	Swap contracts	$(379,516)	$(115,169)
Forward currency contracts	Forward currency contracts	930,427	700,753
Total		$550,911	$585,584

The Fund has not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements. There is no enforceable master netting agreement in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Collateral
	Gross Amounts	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received	Collateral Pledged (Received)	Net Amount
Assets:
Forward currency contracts	$686,568	$—	$686,568	$—	$—	$686,568
Liabilities:
Forward currency contracts	14,537	—	14,537	—	14,537	—

4.  Investment Advisory Agreement and Transactions with Related Parties

The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser under which the Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.25% of the Fund's average daily net assets plus the amount of borrowing for investment purposes ("Managed Assets").

Pursuant to an operating expense limitation agreement (the "Expense Limitation Agreement"), the Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund, including organizational expenses and offering costs, to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2022

contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest (including, "Interest Payments on Borrowed Funds"), taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund's business) at no more than 2.10% for Class D shares and 2.85% for Class T shares. The Expense Limitation Agreement will continue until at least October 31, 2022 and may not be terminated by the Fund or the Adviser before such time. Thereafter, the Expense Limitation Agreement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund's expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund's current expense cap.

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $470,141, which will expire on December 31, 2024. For the six months ended June 30, 2022, the Adviser recouped expenses of $133,234.

The Fund has entered into an administration agreement ("Administration Agreement") with the Administrator and a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"). The Administrator and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Fund with administrative office facilities. The Adviser is responsible for any fees due to the Administrator and the Fund is responsible for any fees due to the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or employees of the Administrator.

5.  Purchases and Sales of Investments

For the six months ended June 30, 2022, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities, reverse repurchase agreements and U.S. government securities, were $57,993,776 and $24,204,682, respectively.

For the six months ended June 30, 2022, there were no purchases and sales of long-term U.S. Government securities.

6.  Credit Facility

The Fund has established a Senior Secured Revolving Credit Facility (the "Credit Facility") in the aggregate principal amount of up to $75,000,000 with Sumitomo Mitsui Banking Corporation ("Sumitomo") for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Credit Facility stated maturity date is December 31, 2023. The Fund pays interest in the amount of the London Interbank Offered Rate plus 1.25% on the Credit Facility outstanding if the borrowing is a Eurodollar Loan as defined in the Credit Facility agreement, or the highest of (i) Sumitomo prime rate as announced by Sumitomo in New York City, (ii) the sum of (x) the Federal Funds Rate plus (y) 1.00%, and (iii) the sum of (x) the London interbank market with a one (1) month maturity plus (y) 1.00%, ("Base Rate") plus 0.25% if the borrowing is a Base Rate Loan as defined in the Credit Facility agreement on the Credit Facility outstanding. The Fund also pays an unused commitment fee of 0.20% on the Credit Facility that is unused. As of June 30, 2022, the Fund incurred debt issuance costs of $293,629. These costs were recorded as a deferred charge and are being amortized over the two year term of the Credit Facility.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2022

As of June 30, 2022, the Fund had outstanding borrowings of $20,000,000. For the six months ended June 30, 2022, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Credit Facility were as follows:

Stated interest expense	$85,730
Unused commitment fees	$67,612
Amortization of debt issuance costs	$71,599
Total interest expense and credit facility fees	$224,941
Average stated interest rate	2.06%
Average outstanding balance	$16,632,653

According to terms of the Credit Facility agreement, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) to senior securities representing indebtedness of the Fund of not less than 300%. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of June 30, 2022, the Fund was in compliance with the terms of the Credit Facility.

7.  Capital Shares

The Fund is authorized to issue up to 1,000,000,000 shares of common stock, $0.001 par value per share, 500,000,000 of which have been classified as Class D shares and 500,000,000 of which have been classified as Class T shares (collectively, "Shares" and respectively, "Class D shares" and "Class T shares"). As of June 30, 2022, the Adviser owned 97% of the shares outstanding of Class D shares. The Board may, without any action by the shareholders, amend the Charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue under the Charter and the 1940 Act. In addition, the Charter authorizes the Board, without any action by the shareholders, to classify and reclassify any unissued common shares and preferred stock into other classes or series of shares from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although the Fund has no present intention of doing so, it could issue a class or series of shares that could delay, defer or prevent a transaction or a change in control of the Fund that might otherwise be in the shareholders' best interests. Under Maryland law, shareholders generally are not liable for the Fund's debts or obligations.

All common shares offered will be, upon issuance, duly authorized, fully paid and nonassessable. Holders of common shares are entitled to receive distributions when authorized by the Board and declared by the Fund out of assets legally available for the payment of distributions. Holders of common shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund's securities. All common shares have equal distribution, liquidation and other rights. The Fund may offer multiple classes of common shares, which may be subject to differing fees and expenses. Distributions may vary among the classes as a result of the different fee structure of the classes.

8.  Repurchase Offers

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental investment policy to make offers to repurchase Shares in order to provide liquidity to shareholders. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund's Interval Fund structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a quarterly basis. Although the policy permits quarterly repurchases of between 5% and 25% of the Fund's

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2022

outstanding Shares, the Fund currently expects to offer to repurchase at least 5% of the Fund's outstanding Shares at NAV, which is the minimum amount permitted.

During the six months ended June 30, 2022, the Fund completed two quarterly repurchase offers in which the Fund offered to repurchase up to 10% of its outstanding shares. The result of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	January 10, 2022	April 11, 2022
Repurchase Request Deadline	February 18, 2022	May 20, 2022
Repurchase Pricing Date	February 18, 2022	May 20, 2022
Dollar Amount Repurchased	None	None
Shares Repurchased	None	None

9.  Federal Income Tax Information

The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of June 30, 2022, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2021, open taxable periods consisted of the taxable period ended December 31, 2021. No examination of the Fund's tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The federal income tax information referenced below is as of the Fund's most recently completed tax year-end of December 31, 2021.

The tax character of the distributions paid for the period ended December 31, 2021 were as follows:

Ordinary income*	$235,760
Return of capital	—
Total	$235,760

* In order to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, the Fund distributed an additional amount of $41,034 with a record date of December 31, 2021 and ex-date and payable date of January 3, 2022.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2022

At December 31, 2021, the Fund's most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforwards(1)	$(147,982)
Distributable earnings	138,047
Other accumulated losses	(68,578)
Tax basis unrealized depreciation on investments and foreign currency	(123,788)
Total tax basis net accumulated losses	$(202,301)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of December 31, 2021, the Fund's capital loss carryforwards were $147,982, which can be used to offset future realized short-term capital gains. The capital loss carryforwards will not expire.

Federal Income Tax Basis: The federal income tax basis of the Fund's investments, not including foreign currency translations, at December 31, 2021 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$141,794,563	$730,556	$(854,344)	$(123,788)

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency. Permanent book and tax differences, if any, will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

10.  Commitments and Contingencies

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

In conjunction with the ownership of senior loans, the Fund is party to certain credit agreements, which may require the Fund to extend additional loans to investee companies. The Fund uses the same investment criteria in making these commitments as it does in making investments. The unfunded liability associated with these credit agreements is equal to the amount by which the contractual loan commitment exceeds the sum of the amount of funded debt and cash held in escrow, if any. As of June 30, 2022, the Fund had $7,540,432 in outstanding commitments.

11.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

OAKTREE DIVERSIFIED INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2022

The Fund completed a quarterly repurchase offer in which the Fund offered to repurchase up to 10% of its outstanding shares on August 19, 2022. The result of the repurchase offer was as follows:

Repurchase Offer
Commencement Date	July 11, 2022
Repurchase Request Deadline	August 19, 2022
Repurchase Pricing Date	August 19, 2022
Dollar Amount Repurchased	None
Shares Repurchased	None

Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.

2022 Semi-Annual Report

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited)

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund's investment objective is to seek current income and attractive total return. The Fund seeks to achieve its investment objective by investing globally, including in emerging market countries, in high-conviction opportunities across Oaktree Fund Advisors, LLC's (the "Adviser") performing credit platform of high-yield bonds, senior loans, including covenant-lite loans, structured credit, emerging markets debt and convertibles, inclusive of public sector companies that trade on the public markets and private companies that do not have securities trading on the public markets. High-conviction opportunities are investment opportunities that fall within the Fund's investment strategy, which are identified by the Adviser based on its holistic, bottom-up proprietary research and credit analysis, including analysis of fundamental, valuation, technical and other market factors. The Adviser's performing credit platform encompasses a broad array of credit strategy groups that invest in public and private corporate credit instruments across the liquidity spectrum. The Adviser utilizes its performing credit platform which consists of investment opportunities in public and private corporate credit instruments across the liquidity spectrum. High-yield bonds are also referred to as "below-investment grade rated securities" or "junk bonds," as described in the Prospectus. Structured credit may include collateralized loan obligations (CLOs), commercial mortgage-backed securities (CMBS) and other asset-backed securities. The Fund seeks to add value through three sources: (1) providing exposure to asset classes that require specialized expertise; (2) performing well in each asset class through proprietary, bottom-up and credit research; and (3) allocating capital opportunistically among asset classes based on the Adviser's assessment of relative value.

Under normal market conditions, the Fund will attempt to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in credit related investments, including, but not limited to, fixed income securities (investment grade debt and high-yield debt), floating rate securities (senior loans or structured credit) and other debt instruments and in derivatives (futures, forward contracts, foreign currency exchange contracts, call and put options, selling or purchasing credit default swaps, and total return swaps) and other instruments that have economic characteristics similar to such securities or investments (the "80% Policy"). The Fund may invest in investment grade and below-investment grade rated debt instruments and securities of sovereign and quasi-sovereign issuers, including debt issued by national, regional or local governments and other agencies. The Fund may invest in securities denominated in U.S. dollars or in other foreign currencies.

The Fund may change the 80% Policy without Shareholder approval. The Fund will provide Shareholders with written notice at least 60 days prior to the implementation of any such changes.

It is expected that the Fund normally will have a short average portfolio duration (i.e., within a 11/2 to 3-year range), as calculated by the Adviser, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The Fund's duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates.

PERIODIC REPURCHASE OFFERS

The Fund is an "interval fund," a type of fund that, in order to provide liquidity to Shareholders, has adopted a fundamental investment policy, which may only be changed with Shareholder approval, to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV ("Interval Fund"). Subject to applicable law and approval of the Fund's Board of Directors (the "Board" or "Board of Directors"), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase at least 5% of the Fund's outstanding Shares at NAV, which is the minimum amount permitted. Written notification of each quarterly repurchase offer (the "Repurchase Offer Notice") will be sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by

OAKTREE DIVERSIFIED INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

which Shareholders can tender their Shares in response to a repurchase offer) (the "Repurchase Request Deadline"). The Fund expects the first repurchase offer to be issued within six months following effectiveness of the Fund's Registration Statement. The Fund does not currently charge a repurchase fee. However, in the future the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Shares, thus allocating estimated transaction costs to the Shareholder whose Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund will provide advance notice to Shareholders of any such introduction or modification of the repurchase fee. The Fund may also waive or reduce a repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs. The Fund's Shares are not listed for trading on any securities exchange. There is currently no secondary market for its Shares and the Fund does not expect any secondary market to develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Investors should consider Shares of the Fund to be an illiquid investment. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund's repurchase offers may subject the Fund and Shareholders to special risks.

LEVERAGE

The Fund intends to add leverage to its portfolio by utilizing borrowings, such as through bank loans and/or other credit facilities, including through one or more subsidiaries. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund's Board of Directors may authorize the issuance of preferred shares without the approval of Shareholders; however, the Fund is not permitted under the Investment Company Act of 1940, as amended (the "1940 Act" or the "Investment Company Act"), to issue preferred shares as of the date of the Prospectus. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Shareholders, and these costs and expenses may be significant. The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Adviser's assessment of the yield curve environment, interest rate trends, market conditions and other factors. Under the 1940 Act, the Fund may use borrowings, including loans from certain financial institutions and the issuance of debt securities, in an aggregate amount of up to 33 1/3% of the Fund's total assets plus the amount of any such borrowings. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares in an aggregate amount of up to 50% of the Fund's total assets immediately after such issuance. By using leverage, the Fund seeks to obtain a higher return for holders of Shares than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.

SUMMARY OF PRINCIPAL RISKS OF THE FUND

Investing in the Fund's Shares involves a number of significant risks. Below is a summary of some of the principal risks of investing in the Fund. Before you invest in the Fund's Shares, you should be aware of various risks, including those described below.

No Operating History

The Fund is a newly organized, diversified, closed-end management investment company. The Fund has a limited history of operations and no history of public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have a limited track record or history on which to base their investment decisions. The Fund is designed for long-term investors and not as a trading vehicle.

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Additional Information Regarding the Fund (Unaudited) (continued)

Investment Risk

An investment in the Fund's Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Shares represents an indirect investment in the investments and other financial assets owned by the Fund. The value of the Fund's investments will generally fluctuate with, among other things, changes in prevailing interest rates, federal tax rates, counterparty risk, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and the financial condition of the issuer. Lower-quality debt securities involve greater risk of default or price changes and their value can fluctuate, especially during periods of increased market volatility, economic recessions or periods of high interest rates. The Fund anticipates using leverage, which would magnify the Fund's investment, market and certain other risks.

Asset Allocation Risk

The Fund's investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser may make less than optimal or poor asset allocation decisions. The Adviser employs an active approach to allocation across multiple sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Issuer Risk

The value of securities may decline for a number of reasons that directly relate to a security's issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Repurchase Offers Risk

As described under "Periodic Repurchase Offers" above, the Fund is an Interval Fund and, in order to provide liquidity to Shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund's outstanding Shares at NAV, subject to approval of the Board of Directors. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund's Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund's investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund's investments. The Fund believes that payments received in connection with the Fund's investments will generate sufficient cash to meet the maximum potential amount of the Fund's repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund's repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund's expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund's outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if Shareholders tender more than the

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repurchase offer amount plus 2% of the Fund's outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Notwithstanding the foregoing, the Fund may in its sole discretion and for administrative convenience accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of the Fund's Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund will be a taxable event to Shareholders, potentially even to those Shareholders that do not participate in the repurchase.

Large Shareholder Risk

To the extent a large proportion of Shares are held by a small number of Shareholders (or a single Shareholder), including affiliates of the Adviser, the Fund is subject to the risk that these Shareholders will seek to sell Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of Shares tendered by a small number of Shareholders (or a single Shareholder) may exceed the number of Shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each Shareholder. However, the Fund may determine to increase the repurchase offer by up to 2% of the Fund's outstanding Shares as of the date of the Repurchase Request Deadline. If the Fund only repurchases a pro rata portion of shares tendered in connection with an oversubscribed repurchase offer, Shareholders unaffiliated with the Adviser will not be given priority over Shareholders that are affiliates of the Adviser, whose holdings in the Fund may be significant and may have the effect of diluting third-party Shareholders with respect to any repurchase offer.

Management Risk

The Fund does not have internal management capacity or employees. The Fund depends on the diligence, skill and network of business contacts of the senior investment professionals of the Adviser to achieve the Fund's investment objective. The Fund expects that the Adviser will evaluate, negotiate, structure, close and monitor the Fund's investments in accordance with the terms of the management agreement between the Fund and the Adviser ("Management Agreement"). The Fund can offer no assurance, however, that the senior investment professionals of the Adviser will continue to provide investment advice to us. The loss of any member of the Adviser's investment committee or of other senior investment professionals of the Adviser and its affiliates would limit the Fund's ability to achieve its investment objective and operate as the Fund anticipates. This could have a material adverse effect on the Fund's financial condition, results of operations and cash flows.

Interest Rate Risk

General interest rate fluctuations may have a substantial negative impact on the Fund's investments and investment opportunities, and, accordingly, may have a material adverse effect on the Fund's investment objective and rate of return on investment capital. A portion of the Fund's income will depend upon the difference between the rate at which it borrows funds and the interest rate on the debt securities in which it invests. Because the Fund will borrow money to make investments and may issue debt securities, preferred stock or other securities, the Fund's net investment income is dependent upon the difference between the rate at which the Fund borrows funds or pays interest or dividends on such debt securities, preferred stock or other securities and the rate at which the Fund invests these funds. Typically, the Fund anticipates that its interest-earning investments will accrue and pay interest at both variable and fixed rates, and that its interest-bearing liabilities will accrue interest at variable and fixed rates.

2022 Semi-Annual Report

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Additional Information Regarding the Fund (Unaudited) (continued)

High-Yield ("Junk") Securities Risk

Investors should recognize that below investment grade and unrated securities in which the Fund will invest subject Fund Shareholders to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund's Shares.

Distressed Securities Risk

An investment in the securities of financially distressed issuers can involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser's judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Bank Loan Risk

Bank loans (including senior loans) are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in bank loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary.

Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower's capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that bank loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.

The Fund may also invest in second-lien loans, which entail risks including (a) the subordination of the Fund's claims to a senior lien in terms of the coverage and recovery of the collateral and (b) the prohibition of or limitation on the right to foreclose on a second-lien loan or exercise other rights as a second-lien holder. In certain cases, therefore, no recovery may be available from a defaulted second-lien loan. The level of risk associated with investments in second-lien loans increases to the extent such investments are loans of distressed or below investment grade companies.

Covenant-Lite Loans Risk

Covenant-lite loans contain fewer maintenance covenants than other types of loans, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow

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individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant- heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Collateralized Loan Obligation ("CLO") Risk

CLOs and other similarly structured securities are types of asset-backed securities. The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the collateral and the class of the CLO in which the Fund invests. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Fund's Board of Directors. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage and Asset-Backed Securities

The Fund may invest in a variety of mortgage related and other asset-backed securities, including both commercial and residential mortgage securities and other mortgage-backed instruments issued on a public or private basis. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk." Because of prepayment risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Residential Mortgage-Backed Securities Risk

The investment characteristics of RMBS differ from those of traditional debt securities. The major differences include the fact that, on certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Subordinated classes of CMOs are entitled to receive repayment of principal in many cases only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes of CMOs guaranteed by an agency or instrumentality of the U.S. Government.

2022 Semi-Annual Report

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Additional Information Regarding the Fund (Unaudited) (continued)

Commercial Mortgage-Backed Securities Risk

CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potentially unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

Derivatives Risk

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of derivatives may increase or accelerate the amount of taxes payable by Shareholders.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. For instance, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company's use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund's derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users (as defined in Rule 18f-4) and would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments, effective at the time that the Fund complies with Rule 18f-4. Rule 18f-4 could limit the Fund's ability to engage in certain derivatives and other transactions and/or increase the costs of such transactions, which could adversely affect the value or performance of the Fund. Compliance with Rule 18f-4 will be required in August 2022.

Privacy and Data Security Laws

Many jurisdictions in which the Fund and its portfolio companies operate have laws and regulations relating to data privacy, cyber security and protection of personal information, including the General Data Protection Regulation ("GDPR") in the European Union that went into effect in May 2018 and the California Consumer Privacy Act ("CCPA") that took effect in January 2020 and provides for enhanced consumer protections for California residents, a private right of action for data breaches and statutory fines for data breaches or other CCPA violations. If the Fund or the Adviser fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause investors and clients to lose confidence in the effectiveness of the Fund's security measures.

Liquidity Risk

The Fund intends to invest in illiquid investments. An illiquid investment is a security or other investment that cannot be sold or disposed of within seven days or less in current market conditions without the sale or disposition significantly changing the market value of the investment. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933, as amended (the "1933 Act"). Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's

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inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible.

Valuation Risk

The Adviser may use an independent pricing service or prices provided by dealers to value certain fixed income securities at their market value. Because the secondary markets for certain investments may be limited, they may be difficult to value. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Directors. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments.

Leverage Risk

The Fund currently intends to use leverage to seek to achieve its investment objective. The borrowing of money or issuance of debt securities and preferred stock represents the leveraging of the Fund's common stock. In addition, the Fund may also leverage its Shares through investment techniques, such as reverse repurchase agreements, writing credit default swaps, or futures. Leverage creates risks that may adversely affect the return for the holders of common stock.

Leverage is a speculative technique that could adversely affect the returns to Shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

The Fund will pay (and the Shareholders will bear) all costs and expenses relating to the Fund's use of leverage, which will result in the reduction of the NAV of the Shares.

Focused Investment Risk

To the extent that the Fund focuses its investments in a particular sector or country, the NAV of the Shares will be more susceptible to events or factors affecting companies in that sector or country. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that sector or country. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk.

2022 Semi-Annual Report

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Additional Information Regarding the Fund (Unaudited) (continued)

Risk of Regulatory Changes

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission ("CFTC"), the SEC, the U.S. Internal Revenue Service ("IRS"), the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

Risks Associated With Status as a Regulated Investment Company

The Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund is leveraged and fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements.

Potential Conflicts of Interest Risk

The Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Adviser nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Adviser and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of other accounts managed by the Adviser and its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Adviser or its affiliates achieve profits.

Foreign Currency Risk

The Fund's investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. As a result, a change in currency exchange rates may adversely affect the Fund's profitability.

Income and Distribution Risk

The income that Shareholders receive from the Fund is expected to be based in part on income from short-term gains that the Fund earns from dividends and other distributions received from its investments. If the distribution rates or yields of the Fund's holdings decrease, Shareholders' income from the Fund could decline. In selecting equity income securities in which the Fund will invest, the Adviser will consider the issuer's history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer's history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future. The dividend income stream associated with equity income securities generally is not fixed but is elected and declared at the discretion of the issuer's board of directors and will be subordinate to payment obligations of

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Additional Information Regarding the Fund (Unaudited) (continued)

the issuer on its debt and other liabilities. Accordingly, an issuer may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer's discretion. There can be no assurance that quarterly distributions paid by the Fund to the Shareholders will be maintained at initial levels or increase over time.

Cyber Security Risk

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the disaster recovery systems of the Fund, and Adviser, or a support failure from external providers, could have an adverse effect on the Fund's ability to conduct business and on its results of operations and financial condition, particularly if those events affect the Fund, or the Adviser's computer-based data processing, transmission, storage, and retrieval systems, or destroy data. If the Adviser was unavailable in the event of a disaster, the Fund's ability to effectively conduct its business could be severely compromised.

Emerging Markets Risk

The Fund may invest in securities of companies in an "emerging market." Investments in emerging market securities involve a greater degree of risk than, and special risks in addition to the risks associated with, investments in domestic securities or in securities of foreign, developed countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, including being less liquid, more volatile and harder to value than U.S. securities, but to a heightened degree.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund's holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Credit Default Swaps Risk

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

2022 Semi-Annual Report

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Dividend Reinvestment Plan (Unaudited)

The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare and pay distributions quarterly from net investment income. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. Unless Common Shareholders specify otherwise, dividends will be reinvested in Shares of the Fund in accordance with the Fund's dividend reinvestment plan. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund's performance, such as from offering proceeds and/or borrowings.

The Fund has adopted a Dividend Reinvestment Plan (the "Plan") that provides that, unless Common Shareholders elect to receive their distributions in cash, they will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the "Plan Administrator"), in additional Shares. If Common Shareholders elect to receive distributions in cash, they will receive them paid by check mailed directly to them by the Plan Administrator. The Plan Administrator can be contacted through mail by writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by phone at 1-855-862-5873.

Shares received under the Plan will be issued to Common Shareholders at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. Common Shareholders are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Administrator or by contacting the broker or dealer, who will inform the Fund.

The Plan Administrator provides written confirmation of all transactions in the shareholder accounts in the Plan, including information Common Shareholders may need for tax records. Any proxy Common Shareholders receive will include all Shares received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Administrator reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Administrator will include a notification to registered holders of Shares with the Plan Administrator.

Additional information about the Plan may be obtained from the Plan Administrator.

OAKTREE DIVERSIFIED INCOME FUND INC.

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

2022 Semi-Annual Report

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CORPORATE INFORMATION

Investment Adviser

Oaktree Fund Advisors, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

www.oaktreefunds.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund's transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-862-5873

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Directors of the Fund

Edward A. Kuczmarski	Chair of Board of Directors
William H. Wright II	Chair of Audit Committee
Heather S. Goldman	Chair of Nominating and Compensation Committee
Stuart A. McFarland	Director
David W. Levi	Director (Interested)

Officers of the Fund

Brian F. Hurley	President
Casey P. Tushaus	Treasurer
Adam R. Sachs	Chief Compliance Officer
Mohamed S. Rasul	Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of the Fund's proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Administrator

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

Adviser

Oaktree Fund Advisors, LLC
333 South Grand Avenue, 28th Floor
Los Angeles, California 90071
1-213-830-6300
www.oaktreecapital.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

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Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Oaktree Diversified Income Fund Inc.

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	August 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	August 26, 2022

By (Signature and Title)	/s/ Casey P. Tushaus
Casey P. Tushaus, Treasurer/Principal Financial Officer

Date:	August 26, 2022

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